UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04864

JennisonDryden Portfolios

Exact name of registrant as specified in charter

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
Address of principal executive offices

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 8/31/2008

Date of reporting period: 8/31/2008

Item 1 – Reports to Stockholders

AUGUST 31, 2008	ANNUAL REPORT

Jennison Value Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Jennison, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2008

Dear Shareholder:

We hope you find the annual report for the Jennison Value Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Value Fund

Jennison Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Value Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.03%; Class B, 1.73%; Class C, 1.73%; Class L, 1.23%; Class M, 1.73%; Class R, 1.48%; Class X, 1.02%; Class Z, 0.73%. Net operating expenses apply to: Class A, 1.00%; Class B, 1.73%; Class C, 1.73%; Class L, 1.23%; Class M, 1.73%; Class R, 1.23%; Class X, 1.02%; Class Z, 0.73%, after contractual reduction through 2/29/2008 for Class A shares and 12/31/2009 for Class R shares.

Cumulative Total Returns as of 8/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–9.95%	66.50%	113.74%	—
Class B	–10.65	60.33	98.13	—
Class C	–10.66	60.31	98.11	—
Class L	–10.17	N/A	N/A	–5.42% (3/19/07)
Class M	–10.55	N/A	N/A	–6.05 (3/19/07)
Class R	–10.12	N/A	N/A	25.27 (6/3/05)
Class X	–10.38	N/A	N/A	–5.87 (3/19/07)
Class Z	–9.72	68.52	119.21	—
Russell 1000 Value Index[2]	–14.66	50.72	95.79	**
S&P 500 Index[3]	–11.13	39.72	57.90	***
Lipper Multi-Cap Value Funds Avg.[4]	–14.96	43.22	112.93	****

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Average Annual Total Returns[5] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–30.94%	6.14%	4.82%	—
Class B	–30.51	6.39	4.63	—
Class C	–28.10	6.54	4.63	—
Class L	–31.27	N/A	N/A	–17.04% (3/19/07)
Class M	–31.12	N/A	N/A	–16.57 (3/19/07)
Class R	–27.06	N/A	N/A	1.60 (6/3/05)
Class X	–30.78	N/A	N/A	–16.33 (3/19/07)
Class Z	–26.73	7.61	5.68	—
Russell 1000 Value Index[2]	–23.56	7.12	5.55	**
S&P 500 Index[3]	–21.96	5.17	3.06	***
Lipper Multi-Cap Value Funds Avg.[4]	–24.90	5.30	5.96	****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 calendar years.

2The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how U.S. stock prices have performed.

4The Lipper Multi-Cap Value Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R, and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Approximately eight years after purchase, Class M shares will automatically convert to Class A shares on a quarterly basis. Approximately 10 years after purchase (eight years in the case of shares purchased prior to August 19, 1998),

Jennison Value Fund	3

Your Fund’s Performance (continued)

Class X shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Russell 1000 Value Index Closest Month-End to Inception cumulative total return as of 8/31/08 is –13.64% for Class L, Class M, and Class X; and 13.67% for Class R. Russell 1000 Value Index Closest Month-End to Inception average annual total returns as of 9/30/08 are –13.81% for Class L, Class M, and Class X; and 1.57% for Class R.

***S&P 500 Index Closest Month-End to Inception cumulative total return as of 8/31/08 is –7.11% for Class L, Class M, and Class X; and 14.64% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns as of 9/30/08 are –10.54% for Class L, Class M, and Class X; and 1.31% for Class R.

****Lipper Average Closest Month-End to Inception cumulative total return as of 8/31/08 is –13.85% for Class L, Class M, and Class X; and 10.64% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/08 are –15.29% for Class L, Class M, and Class X; and –0.01% for Class R.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index, the S&P 500 Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/08
Symantec Corp., Software	3.3%
Comcast Corp. (Class A), Media	3.2
NII Holdings, Inc., Wireless Telecommunication Services	2.8
Liberty Global, Inc., Media	2.7
H&R Block, Inc., Diversified Consumer Services	2.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/08
Oil, Gas & Consumable Fuels	12.9%
Insurance	7.4
Media	7.0
Pharmaceuticals	6.9
Software	6.6

Industry weightings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Jennison Value Fund Class A shares declined 9.95% for the 12-month reporting period ended August 31, 2008, outperforming its benchmark, the Russell 1000® Value Index (the Index), which declined 14.66%, and the Lipper Multi-Cap Value Funds Average, which was down 14.96%. The Fund also outperformed the Lipper Large-Cap Value Funds Average, which fell 14.33%.

Within the benchmark, the energy, healthcare, and consumer staples sectors added a nominal amount to returns. The Fund’s energy positions bolstered performance and meaningfully outperformed those held by the Index. Securities in the industrials sector also made a positive impact on the Fund’s returns and outperformed the Index by a wide margin. Stocks in the consumer staples sector finished in positive territory, and the Fund’s larger exposure to the sector lifted relative performance. Although the consumer discretionary and information technology sectors landed in negative territory, stronger stock selection in both sectors resulted with gains relative to the Index.

The beleaguered financials sector was the largest detractor from returns in the Fund and in the Index. While the Fund’s holdings in financials trailed those held by the Index, the Fund’s lower exposure to this weak sector meaningfully mitigated losses. Positions in materials and telecommunication services were also a drag on returns.

What was the market environment like during the reporting period?

Problems stemming from the subprime mortgage market spread throughout the financial system in the year ended August 31, 2008, creating a full-blown liquidity/credit crisis that roiled global markets. Engulfed in the spiraling credit crisis, the financial sector turned in its worst performance in recent history. Major banks and brokerage houses reported additional write-downs, exceeding previous estimations of losses tied to the securitization of subprime mortgage loans. When events became even more chaotic in March, the Federal Reserve and the Treasury Department intervened to facilitate the sale of the faltering securities firm Bear Stearns, which had been immobilized by liquidity problems.

The salutary effects of these actions were limited, however. Increased loan defaults and higher rates of non-performing assets throughout the global financial system reflected a growing list of consumer woes—substantial housing declines, tighter lending standards, rampant energy price escalation (crude oil and gasoline prices soared to record highs), and food price inflation. Softening labor markets and broadening declines in consumption joined housing weakness and higher commodity prices as strains on the economy. Declining markets and the U.S. dollar’s devaluation

Jennison Value Fund	5

Strategy and Performance Overview (continued)

soured consumer sentiment. Citing increased concerns about inflationary pressures stemming from rising food and energy prices, the Federal Open Market Committee held short-term interest rates steady at its June and August 2008 meetings, ending a series of rate reductions that began in September 2007. It noted that tight credit conditions, the ongoing housing contraction, and the rise in energy prices are likely to weigh on economic growth over the next few quarters, as economic activity continues to be anemic.

Which holdings made the largest positive contribution to the Fund’s return?

H&R Block was the top contributor and delivered a double-digit return, rising primarily on the sale of its Option One mortgage business. The nationwide tax preparer subsequently entered into an agreement with bank regulators, in which the company can reduce the amount of capital it is required to maintain. This agreement enabled H&R Block to announce a $2 billion stock buyback authorization. Additionally, H&R Block has agreed to sell its securities brokerage unit, H&R Block Financial Advisors, to Ameriprise Financial, Inc., leaving its core tax preparation business, which is gaining market share. The manager believes the company is well positioned, especially from recently implemented cost saving initiatives and growth in H&R’s Express Tax offices. The manager has taken some profit due to H&R Block’s valuation.

Energy positions Petroleo Brasileiro (Petrobras), Hess and Occidental Petroleum were among the top four strongest contributors. Brazilian oil and gas company Petrobras was a stellar performer, mostly due to the announcement that its Tupi Sul discovery in the Santos Basin off the coast of Brazil may hold five to eight billion barrels of crude oil, in addition to massive natural gas reserves. While the manager retains its conviction in Petrobras, Jennison has taken some profit during the reporting period due to its favorable valuation.

Shares of global integrated energy company Hess appreciated considerably as the company expanded reserve life and production. The company’s exploration in Brazil also boosted the stock price. Since the Fund’s initial purchase in October 2005, Hess appreciated approximately 140% (adjusted for a 3:1 stock split), with some valuation help from Brazilian speculation. Jennison took profit and sold the position, taking advantage of a favorable valuation. The manager believes the secular, or long-term, supply/demand imbalance for many commodities will persist. However, in the short- to medium-term there could be a cyclical correction as demand moderates. Within the oil and gas industry, the manager continues to focus on companies with solid international production growth, exposure to resource opportunities, and attractive valuations.

Symantec, Wal-Mart, and NII Holdings led their respective sectors. For Symantec and NII Holdings, see the Comments on Five Largest Holdings section. Wal-Mart operates

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retail stores in various formats around the world. The company’s operations comprise three business segments: Wal-Mart Stores, Sam’s Club, and International. The merchandising initiatives put in place nearly two years ago are finally bearing fruit. While traffic remains challenging, the combination of difficult economic times and a re-focus on the all-important value proposition (“Save money. Live Better.”), in Jennison’s view, positions the company well for the remainder of this calendar year.

Insurance and reinsurance company XL Capital Ltd. showed particular strength. The Fund opened a position in XL, whose shares were trading at their lowest levels in a decade, in mid-July. XL rose approximately 17% from the initial purchase on July 11 to July 22, and the Fund sold at a profit due to XL’s valuation. Jennison became concerned the stock would drop upon reaching a settlement with the New York State insurance regulator that would allow XL to separate the liabilities associated with Security Capital Assurance Ltd., a financial guarantee company involved in the subprime and CDO markets, from the XL balance sheet. Jennison anticipated that, in order to reach a settlement, XL would have to make a large payment to the subsidiary. The Fund then re-purchased XL at the end of July, after its stock price bottomed. With the approval of the insurance commissions of Delaware, New York and Bermuda, the future risk to XL is minimized. The manager also has confidence its new CEO can lead the stock higher. XL outperformed in August after A.M. Best Co., a key rating agency for insurance companies, removed XL from “under review” and affirmed issuer credit ratings of “bbb.” A.M. Best also affirmed all of XL’s debt ratings and life/health subsidiaries’ ratings as stable. While this was expected, many of XL’s clients have been waiting for this affirmation and removal of negative review to resume full normal business ties with XL.

What holdings detracted most from the Fund’s return?

Financials stocks, Fannie Mae, American International Group (AIG), Citigroup and MBIA were the largest detractors from performance. Fannie Mae was a government sponsored enterprise (GSE) that provided funds to mortgage lenders. The manager thought Fannie Mae would be able to navigate through the mortgage crisis, and should the company need to raise capital, Jennison did not think it would be as much as most believed. Jennison also thought Fannie Mae could win new business at very attractive spreads, both from non-GSE mortgage players and from fellow GSE Freddie Mac, who had a deeper capital need than Fannie. In this past August, the stock fell sharply as the company accelerated the time of recognition of reserve loss, which negatively impacted earnings. The manager maintained the position, as its estimate of Fannie’s cumulative losses remained unchanged. Fannie continued to decline further as fears mounted that it, as well as Freddie Mac, will soon need a bailout from the government, leaving stockholders with nothing. (Note: Shortly after the Fund’s reporting period, the U.S. Government seized control of Fannie Mae and Freddie Mac.)

Jennison Value Fund	7

Strategy and Performance Overview (continued)

The Fund invested in AIG for its unmatched global property/casualty and life insurance businesses. AIG also has a great financial services franchise, including one of the world’s premier airplane leasing businesses (ILFC). AIG’s financial products business, which historically had been extremely profitable while navigating complicated financial markets, had become deeply troubled as the credit markets quickly deteriorated. AIG holds highly desirable businesses and assets. AIG’s extensive efforts to shore up its capital base in the wake of frozen credit markets left it unable to raise enough capital to keep its share value from plunging. Despite AIG’s having raised capital, the market is concerned that the company will have to raise more capital if rating agencies downgrade it; a downgrade would require AIG to post collateral against its counterparty obligations. The cost of a de-risking strategy especially for AIG’s credit default swap (CDS) business is another concern. (Note: Shortly after the reporting period The U.S. Federal Reserve took control of AIG in an $85 billion bailout to prevent the country’s largest insurer from failing.)

MBIA, the bond insurer, conducts most of its business in municipal bond guarantees. However, nearly a third of its holdings were comprised of structured finance guarantees designed to provide credit protection to issuers of highly complex debt transactions. This smaller portion of MBIA’s portfolio had garnered the market’s focus without the acknowledgement it was 95% AAA rated. The company attempted to assure investors that its exposure to subprime debt was minimal. Despite the fall in MBIA’s share price, the manager remained comfortable with the Fund’s position in MBIA, especially after the company received over $1 billion from a major private equity firm to help shore up the balance sheet and offset losses. To the manager’s dismay, however, what were thought to be “plain-vanilla” CDOs were later reclassified by MBIA as “CDOs-squared,” which are high-risk derivatives. This news undermined the manager’s confidence, and the Fund sold its MBIA position in January.

In telecommunications, Virgin Mobile USA was the weakest performer. The Fund initially purchased Virgin Mobile USA, which provides prepaid wireless services over Sprint’s Code Division Multiple Access (CDMA) network, in October at the company’s IPO. Virgin Mobile shares significantly underperformed after the company issued disappointing forecasts, exacerbating fears of its sustainability of future growth due to increased competition from the traditional carriers for pre-paid customers and a weaker economic outlook. The Fund continues to hold Virgin Mobile USA, as the manager monitors the competitive environment, particularly for revenue from its sales of handsets.

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Were there significant changes to the portfolio?

During the reporting period there were no significant changes to the portfolio. The Fund is constructed one stock at a time based on in-house analysis of individual company fundamentals rather than on overarching themes. The determination of a stock’s weighting is as much a part of this bottom-up process as is the decision to include the stock in the portfolio. Sector and industry allocations are an outgrowth of this stock selection process.

Jennison Value Fund	9

Comments on Five Largest Holdings

3.3%	Symantec Corp., Software

Symantec provides a range of tools to help individuals and enterprises assure the security, availability, and integrity of their IT infrastructure and data. Symantec outperformed after the company reported two consecutive quarters that exceeded analysts’ expectations. The manager believes these results highlight Symantec’s turnaround and should improve investor sentiment, leading the stock higher.

3.2%	Comcast Corp. (Class A), Media

Comcast, the largest U.S. provider of cable services, should continue to make solid gains in higher-margin phone and data subscriptions that should offset losses on seasonal declines in basic video subscriptions. With declining capital expenditures and expected rising earnings from sales of its triple-play package, the manager believes Comcast will be able to generate significant and growing free cash flow and is attractively valued with a long-term competitive position.

2.8%	NII Holdings, Inc., Wireless Telecommunication Services

NII Holdings is one of the only post-paid wireless providers in the rapidly growing emerging markets of Latin America, Mexico, and Brazil. The manager believes it is growing at a faster rate than other wireless companies, and is encouraged by the company’s new CEO and recent stock repurchase programs.

2.7%	Liberty Global, Inc. (Series C), Media

Liberty Global is an international communications provider of video, voice and broadband Internet services, with consolidated broadband communications and/or direct-to-home satellite operations. The manager retains its confidence in Liberty Global, which has a higher free cash flow yield and lower enterprise value to earnings than comparable U.S. cable companies but operates in faster growing markets. (Enterprise value is a more accurate measure of valuation, including a firm’s debt.) Additionally, the company’s management has reiterated its commitment to buy back stock in large volumes. It should be noted that the company has used internally generated cash flow to buy back roughly 30% of the shares outstanding in the last 3 years.

2.6%	H&R Block, Inc., Diversified Consumer Services

See section in this report on the largest positive contributors to Fund returns.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2008, at the beginning of the period, and held through the six-month period ended August 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs

Jennison Value Fund	11

Fees and Expenses (continued)

of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Value Fund		Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$995.80	1.03%	$5.17
	Hypothetical	$1,000.00	$1,019.96	1.03%	$5.23

Class B	Actual	$1,000.00	$992.10	1.73%	$8.66
	Hypothetical	$1,000.00	$1,016.44	1.73%	$8.77

Class C	Actual	$1,000.00	$991.50	1.73%	$8.66
	Hypothetical	$1,000.00	$1,016.44	1.73%	$8.77

Class L	Actual	$1,000.00	$994.60	1.23%	$6.17
	Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24

Class M	Actual	$1,000.00	$992.70	1.73%	$8.67
	Hypothetical	$1,000.00	$1,016.44	1.73%	$8.77

Class R	Actual	$1,000.00	$994.60	1.23%	$6.17
	Hypothetical	$1,000.00	$1,018.95	1.23%	$6.24

Class X	Actual	$1,000.00	$995.10	0.50%	$2.51
	Hypothetical	$1,000.00	$1,022.62	0.50%	$2.54

Class Z	Actual	$1,000.00	$997.00	0.73%	$3.66
	Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.4%
COMMON STOCKS 97.7%

Beverages 0.6%
238,848	Dr Pepper Snapple Group Inc.(a)(b)	$5,901,934

Capital Markets 4.4%
453,762	The Bank of New York Mellon	15,704,703
117,700	KKR Private Equity Investors LLP	1,440,648
536,200	KKR Private Equity Investors LLP - RDU, Private Placement, 144A (cost $13,370,899; purchased 5/3/06 - 5/5/06)(f)(g)	6,563,088
436,800	Merrill Lynch & Co., Inc.(b)	12,383,280
520,100	TD Ameritrade Holding Corp.(a)	10,625,643

		46,717,362

Chemicals 0.9%
222,700	E.I. du Pont de Nemours & Co.	9,896,788

Commercial Banks 1.5%
384,600	SunTrust Banks, Inc.	16,110,894

Commercial Services & Supplies 1.7%
508,760	Waste Management, Inc.	17,898,177

Communications Equipment 1.0%
195,900	QUALCOMM, Inc.	10,314,135

Computers & Peripherals 1.2%
497,900	NetApp Inc.(a)(b)	12,686,492

Consumer Finance 2.3%
1,462,000	SLM Corp.(a)	24,137,620

Diversified Consumer Services 4.2%
929,700	Career Education Corp.(a)(b)	17,431,875
1,068,400	H&R Block, Inc.	27,286,936

		44,718,811

Diversified Financial Services 1.8%
1,005,800	Citigroup, Inc.	19,100,142

Electric Utilities 1.3%
130,500	Entergy Corp.(b)	13,492,395

See Notes to Financial Statements.

Jennison Value Fund	13

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Energy Equipment & Services 2.8%
390,000	Halliburton Co.	$17,136,600
162,500	National-Oilwell Varco, Inc.(a)(b)	11,981,125

		29,117,725

Food & Staples Retailing 5.4%
437,400	CVS Caremark Corp.(b)	16,008,840
891,200	Kroger Co. (The)	24,614,944
275,300	Wal-Mart Stores, Inc.(b)	16,261,971

		56,885,755

Food Products 3.7%
380,664	Cadbury PLC, ADR (United Kingdom)(b)	17,556,224
1,008,300	ConAgra Foods, Inc.(b)	21,446,541

		39,002,765

Healthcare Providers & Services 3.6%
275,700	Cardinal Health, Inc.	15,157,986
720,100	Omnicare, Inc.	23,223,225

		38,381,211

Hotels Restaurants & Leisure 0.4%
284,500	Interval Leisure Group, Inc.(a)	3,695,655

Household Products 1.8%
301,000	Kimberly-Clark Corp.	18,565,680

Independent Power Producers & Energy Traders 1.7%
477,500	NRG Energy, Inc.(a)(b)	17,973,100

Insurance 7.4%
188,000	Allstate Corp.	8,484,440
461,700	American International Group, Inc.(b)	9,921,933
332,000	Axis Capital Holdings Ltd.(b)	11,098,760
564,100	Genworth Financial, Inc. (Class A)	9,053,805
345,500	Loews Corp.	15,005,065
1,222,800	XL Capital Ltd. (Class A)(b)	24,578,280

		78,142,283

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet & Catalog Retail 1.0%
284,500	HSN, Inc.(a)	$4,167,925
284,500	Ticket Master(a)	6,096,835

		10,264,760

Internet Software & Services 1.9%
1,217,450	IAC/InterActiveCorp(a)(b)	20,209,670

Media 7.0%
1,596,600	Comcast Corp. (Class A)	33,815,988
847,312	Liberty Global, Inc. (Series C)(a)(b)	28,147,705
8,695,840	Sirius XM Radio, Inc.(a)(b)	11,565,467

		73,529,160

Multi-Utilities 2.1%
380,200	Sempra Energy	22,021,184

Office Electronics 1.9%
1,464,500	Xerox Corp.	20,400,485

Oil, Gas & Consumable Fuels 12.2%
171,900	Devon Energy Corp.	17,542,395
444,400	Nexen, Inc.	13,896,388
278,100	Occidental Petroleum Corp.	22,070,016
231,800	Petroleo Brasileiro SA, ADR (Brazil)(b)	12,225,132
315,400	Suncor Energy, Inc.	17,927,336
733,300	Talisman Energy, Inc.	12,898,747
534,000	The Williams Cos., Inc.	16,495,260
236,629	Trident Resources Corp., Private (Canada) (cost $9,942,621; purchased 3/11/05 - 1/5/06)(a)(f)(g)	2,228,565
282,900	XTO Energy, Inc.	14,260,989

		129,544,828

Paper & Forest Products 1.2%
2,291,800	Domtar Corp.(a)	13,086,178

Pharmaceuticals 6.9%
252,700	Abbott Laboratories(b)	14,512,561
1,306,600	Mylan, Inc.(a)(b)	16,842,074
1,088,600	Schering-Plough Corp.	21,118,840
480,100	Wyeth	20,778,728

		73,252,203

See Notes to Financial Statements.

Jennison Value Fund	15

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 2.2%
1,291,400	Marvell Technology Group Ltd.(a)	$18,221,654
2,359,600	Spansion, Inc. (Class A)(a)(b)	5,309,100

		23,530,754

Software 6.6%
977,700	CA, Inc.	23,376,807
443,100	Microsoft Corp.	12,092,199
1,552,100	Symantec Corp.(a)(b)	34,627,350

		70,096,356

Thrifts & Mortgage Finance 2.0%
621,000	Fannie Mae(b)	4,247,640
926,340	People’s United Financial, Inc.	16,600,013
47,416	Tree.com, Inc.(a)	360,361

		21,208,014

Tobacco 0.4%
181,440	Altria Group, Inc.(b)	3,815,683

Wireless Telecommunication Services 4.6%
557,400	NII Holdings, Inc.(a)(b)	29,274,648
1,703,025	Sprint Nextel Corp.	14,850,378
1,508,900	Virgin Mobile USA, Inc.(a)(b)	3,968,407

		48,093,433

	TOTAL COMMON STOCKS (cost $1,021,184,865)	1,031,791,632

Principal Amount (000)#
CORPORATE BOND 0.7%

Oil, Gas & Consumable Fuels 0.7%
CAD 8,166	Trident Resources Corp., Note, Private, (Canada) PIK, 9.97%, 08/12/12 (cost $7,789,454; purchased 8/20/07)(f)(g)	6,990,650

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Units	Description	Value (Note 1)

WARRANT

Oil, Gas & Consumable Fuels
720,366	Trident Resources Corp., Private, (Canada) expiring 1/01/15 (cost $0; purchased 8/20/07)(a)(f)(g)	$68

	TOTAL LONG-TERM INVESTMENTS (cost $1,028,974,319)	1,038,782,350

Shares
SHORT-TERM INVESTMENT 25.5%

AFFILIATED MONEY MARKET MUTUAL FUND
269,253,793	Dryden Core Investment Fund - Taxable Money Market Series (cost $269,253,793; includes $252,103,110 of cash collateral received for securities on loan) (Note 3)(c)(d)	269,253,793

	TOTAL INVESTMENTS(e) 123.9% (cost $1,298,228,112; Note 5)	1,308,036,143
	Liabilities in excess of other assets (23.9%)	(252,232,313)

	NET ASSETS 100.0%	$1,055,803,830

The following abbreviations are used in portfolio descriptions:

144A—Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

ADR—American Depositary Receipt

CAD—Canadian Dollar

PIK—Payment in Kind

RDU—Restricted Depositary Unit

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of such securities is $232,451,335; cash collateral of $252,103,110 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(e)	As of August 31, 2008, four securities valued at $15,782,371 and representing 1.5% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(f)	Indicates an illiquid security.
(g)	Indicates a security restricted to resale. The aggregate cost of such a security is $31,102,974. The aggregate value of $15,782,371 is approximately 1.5% of net assets.

See Notes to Financial Statements.

Jennison Value Fund	17

Portfolio of Investments

as of August 31, 2008 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2008 were as follows:

Affiliated Money Market Mutual Fund (including 23.9% of collateral received for securities on loan)	25.5%
Oil, Gas & Consumable Fuels	12.9
Insurance	7.4
Media	7.0
Pharmaceuticals	6.9
Software	6.6
Food & Staples Retailing	5.4
Wireless Telecommunication Services	4.6
Capital Markets	4.4
Diversified Consumer Services	4.2
Food Products	3.7
Healthcare Providers & Services	3.6
Energy Equipment & Services	2.8
Consumer Finance	2.3
Semiconductors & Semiconductor Equipment	2.2
Multi-Utilities	2.1
Thrifts & Mortgage Finance	2.0
Internet Software & Services	1.9
Office Electronics	1.9
Diversified Financial Services	1.8
Household Products	1.8
Commercial Services & Supplies	1.7
Independent Power Producers & Energy Traders	1.7
Commercial Banks	1.5
Electric Utilities	1.3
Computers & Peripherals	1.2
Paper & Forest Products	1.2
Communications Equipment	1.0
Internet & Catalog Retail	1.0
Chemicals	0.9
Beverages	0.6
Hotels Restaurants & Leisure	0.4
Tobacco	0.4

123.9
Liabilities in excess of other assets	(23.9)

100.0%

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Financial Statements

AUGUST 31, 2008	ANNUAL REPORT

Jennison Value Fund

Statement of Assets and Liabilities

as of August 31, 2008

Assets
Investments at value, including securities on loan of $232,451,335:
Unaffiliated Investments (cost $1,028,974,319)	$1,038,782,350
Affiliated Investments (cost $269,253,793)	269,253,793
Cash	183,311
Foreign currency, at value (cost $6)	6
Dividends and interest receivable	1,631,559
Receivable for Fund shares sold	524,435
Foreign tax reclaim receivable	183,774
Prepaid expenses	318

Total assets	1,310,559,546

Liabilities
Payable to broker for collateral for securities on loan	252,103,110
Payable for Fund shares reacquired	1,390,208
Management fee payable	450,448
Distribution fee payable	311,575
Accrued expenses	288,615
Transfer agent fee payable	170,889
Payable to shareholders	31,743
Deferred trustees’ fees	9,128

Total liabilities	254,755,716

Net Assets	$1,055,803,830

Net assets were comprised of:
Shares of beneficial interest, at par	$638,942
Paid-in capital in excess of par	999,958,255

1,000,597,197
Undistributed net investment income	5,741,188
Accumulated net realized gain on investment and foreign currency transactions	39,654,184
Net unrealized appreciation on investments and foreign currencies	9,811,261

Net assets, August 31, 2008	$1,055,803,830

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Class A
Net asset value and redemption price per share ($819,162,489 ÷ 49,499,303 shares of beneficial interest issued and outstanding)	$16.55
Maximum sales charge (5.50% of offering price)	.96

Maximum offering price to public	$17.51

Class B
Net asset value, offering price and redemption price per share ($65,519,506 ÷ 4,023,604 shares of beneficial interest issued and outstanding)	$16.28

Class C
Net asset value, offering price and redemption price per share ($45,881,856 ÷ 2,817,320 shares of beneficial interest issued and outstanding)	$16.29

Class L
Net asset value, offering price and redemption price per share ($2,896,318 ÷ 175,754 shares of beneficial interest issued and outstanding)	$16.48

Class M
Net asset value, offering price and redemption price per share ($5,897,528 ÷ 361,887 shares of beneficial interest issued and outstanding)	$16.30

Class R
Net asset value, offering price and redemption price per share ($4,795,768 ÷ 290,903 shares of beneficial interest issued and outstanding)	$16.49

Class X
Net asset value, offering price and redemption price per share ($2,116,996 ÷ 129,351 shares of beneficial interest issued and outstanding)	$16.37

Class Z
Net asset value, offering price and redemption price per share ($109,533,369 ÷ 6,596,073 shares of beneficial interest issued and outstanding)	$16.61

See Notes to Financial Statements.

Jennison Value Fund	21

Statement of Operations

Year Ended August 31, 2008

Net Investment Income
Income
Unaffiliated dividends (net of foreign withholding taxes of $121,544)	$18,943,493
Affiliated income from securities loaned, net	1,112,169
Unaffiliated interest income	884,873
Affiliated dividend income	633,700

Total income	21,574,235

Expenses
Management fee	6,346,469
Distribution fee—Class A	2,490,100
Distribution fee—Class B	872,759
Distribution fee—Class C	555,264
Distribution fee—Class L	20,506
Distribution fee—Class M	99,678
Distribution fee—Class R	17,784
Distribution fee—Class X	8,489
Transfer agent’s fees and expenses (including affiliated expense of $832,000) (Note 3)	1,644,000
Registration fees	167,000
Custodian’s fees and expenses	134,000
Reports to shareholders	120,000
Trustees’ fees	39,000
Insurance	27,000
Legal fees and expenses	27,000
Interest expense	24,461
Audit fee	21,000
Loan interest expense (Note 8)	2,106
Miscellaneous	18,810

Total expenses	12,635,426

Net investment income	8,938,809

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	57,634,557
Foreign currency transactions	7,328

57,641,885

Net change in unrealized appreciation (depreciation) on:
Investments	(190,702,791)
Foreign currencies	(5,366)

(190,708,157)

Net loss on investment and foreign currency transactions	(133,066,272)

Net Decrease In Net Assets Resulting From Operations	$(124,127,463)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31, 2008	Ten Months Ended August 31, 2007	Year Ended October 31, 2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$8,938,809	$8,941,886	$10,437,490
Net realized gain on investment and foreign currency transactions	57,641,885	172,850,967	118,734,873
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(190,708,157)	(72,511,058)	61,050,342

Net increase (decrease) in net assets resulting from operations	(124,127,463)	109,281,795	190,222,705

Dividends and distributions (Note 1)
Dividends from net investment income:
Class A	(9,073,325)	(8,164,199)	(5,369,140)
Class B	(292,113)	(147,136)	—
Class C	(178,854)	(45,182)	—
Class L	(36,658)	—	—
Class M	(35,867)	—	—
Class R	(18,636)	(393)	(12)
Class X	(25,623)	(15,820)	—
Class Z	(1,205,555)	(1,038,985)	(420,806)

	(10,866,631)	(9,411,715)	(5,789,958)

Distributions from net realized gains:
Class A	(145,035,070)	(95,071,115)	(35,966,579)
Class B	(15,566,446)	(10,773,756)	(5,595,023)
Class C	(9,531,318)	(3,308,355)	(971,592)
Class L	(732,602)	—	—
Class M	(1,911,149)	—	—
Class R	(372,374)	(7,650)	(128)
Class X	(516,833)	—	—
Class Z	(15,416,633)	(9,486,716)	(2,054,591)

	(189,082,425)	(118,647,592)	(44,587,913)

Capital Contributions	5,731	3,442	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	135,802,668	129,130,638	213,569,167
Net asset value of shares issued in connection with merger (Note 7)	—	127,217,340	—
Net asset value of shares issued in reinvestment of dividends and distributions	188,802,367	120,759,467	47,372,650
Cost of shares reacquired	(262,686,914)	(217,035,433)	(177,217,214)

Net increase in net assets from Fund share transactions	61,918,121	160,072,012	83,724,603

Total increase (decrease)	(262,152,667)	141,297,942	223,569,437

Net Assets
Beginning of period	1,317,956,497	1,176,658,555	953,089,118

End of period(a)	$1,055,803,830	$1,317,956,497	$1,176,658,555

(a) Includes undistributed net investment income of:	$5,741,188	$7,731,882	$8,195,035

See Notes to Financial Statements.

Jennison Value Fund	23

Notes to Financial Statements

JennisonDryden Portfolios, Inc.—Jennison Value Fund (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The investment objective of the Fund is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks and convertible securities that provide investment income returns above those of the Standard & Poor’s 500 Composite Stock Price Index or the NYSE Composite Index.

The Fund’s fiscal year has changed from an annual reporting period that ends October 31 to one that ends August 31, effective August 31, 2007. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series’ normal pricing time, are valued at fair value in accordance with the

24	Visit our website at www.jennisondryden.com

Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of August 31, 2008, there were no securities whose values were impacted by events occurring after the close of the security’s foreign market.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market-value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net realized gains or losses on foreign currency transactions represent net foreign

Jennison Value Fund	25

Notes to Financial Statements

continued

exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuers, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements under the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

26	Visit our website at www.jennisondryden.com

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned.

Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Jennison Value Fund	27

Notes to Financial Statements

continued

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $500 million, .50 of 1% of the next $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1.5 billion. The effective management fee rate was .54 of 1% of the Fund’s average daily net assets for the year ended August 31, 2008.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the period through February 29, 2008, PIMS had contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares. However, effective March 1, 2008 such waiver has been terminated. The effective distribution fee rate for Class A was .27 of 1% for the year ended August 31, 2008. Class R fees continue to be limited to .50 of 1% of the average daily net assets to December 31, 2009. Subsequent to year end, management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The manager has agreed to pay for the over charge. This amount is reflected as a reduction to current distribution expense and a contribution to capital. The impact of this matter for the ten months ended August 31, 2007 has been reflected in the Statement of Changes in Net Assets and in the Financial Highlights.

PIMS has advised the Fund that it has received approximately $271,500 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2008. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2008, it received approximately $100, $110,700, $10,300, $21,600 and $3,300 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B, Class C, Class M and Class X shareholders, respectively.

28	Visit our website at www.jennisondryden.com

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of Wachovia Securities, LLC (“Wachovia”) and First Clearing, LLC (“First Clearing”), affiliates of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended August 31, 2008, the Fund incurred approximately $368,600 in total networking fees, of which approximately $160,300 and $400 were paid to First Clearing and Wachovia, respectively. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2008 PIM has been compensated approximately $476,600 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2008 were $591,718,410 and $734,467,186, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividends date. In order to present undistributed

Jennison Value Fund	29

Notes to Financial Statements

continued

net investment income, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment and foreign currency transactions. For the year ended August 31, 2008, the adjustments were to decrease undistributed net investment income by $62,872, increase accumulated net realized gain on investment and foreign currency transactions by $65,682 and increase paid-in capital in excess of par by $4,004 due to the reclassification of net foreign currency losses and other book to tax adjustments. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2008, the tax character of dividends and distributions paid by the fund were $55,030,114 from ordinary income and $144,903,019 from long-term capital gains. For the ten-months ended August 31, 2007, the tax character of distributions paid by the Fund were $28,870,957 from ordinary income and $99,172,530 from long-term capital gains.

As of August 31, 2008, the accumulated undistributed earnings on tax basis consisted of $5,695,510 from ordinary income and $58,998,436 from long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2008 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,317,366,762	$152,944,753	$(162,275,372)	$(9,330,619)	$(27)	$(9,330,646)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of losses on wash sales and investments in partnerships. Other cost basis adjustments are attributable to mark-to-market of unrealized appreciation of foreign currencies.

The Fund elected to treat post-October currency losses of approximately $161,000 as having been incurred in the following fiscal year (August 31, 2009).

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Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 5.50% and 5.75%, respectively. All investors who purchase Class A or Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class M and Class X shares are sold with a contingent deferred sales charge which declines from 6% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class M shares automatically convert to Class A shares approximately eight years after purchase. Class X shares automatically convert to Class A shares on a quarterly basis approximately ten years (eight years in the case of shares purchased prior to August 19, 1998) after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class L shares are closed to most new purchases (with the exception of reinvested dividends). Class L and Class M shares are only exchangeable with Class L and Class M shares, respectively, offered by certain other Strategic Partners Funds. Class X shares are closed to new purchases. Class R and Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z.

Jennison Value Fund	31

Notes to Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended August 31, 2008:
Shares sold	3,753,928	$67,911,482
Shares issued in reinvestment of dividends and distributions	7,997,153	145,467,708
Shares reacquired	(9,964,961)	(180,103,805)

Net increase (decrease) in shares outstanding before conversion	1,786,120	33,275,385
Shares issued upon conversion from Class B, Class M, and Class X	1,406,404	25,377,914

Net increase (decrease) in shares outstanding	3,192,524	$58,653,299

Ten-month period ended August 31, 2007:
Shares sold	3,332,640	$72,760,145
Shares issued in connection with the merger	2,232,067	46,198,226
Shares issued in reinvestment of dividends and distributions	4,759,755	97,051,409
Shares reacquired	(7,031,586)	(154,093,876)

Net increase (decrease) in shares outstanding before conversion	3,292,876	61,915,904
Shares issued upon conversion from Class B, Class M and Class X	935,606	20,149,514

Net increase (decrease) in shares outstanding	4,228,482	$82,065,418

Year ended October 31, 2006:
Shares sold	6,622,418	$139,018,128
Shares issued in reinvestment of dividends and distributions	1,959,077	38,613,402
Shares reacquired	(6,950,376)	(145,837,152)

Net increase (decrease) in shares outstanding before conversion	1,631,119	31,794,378
Shares issued upon conversion from Class B	1,414,535	29,084,598

Net increase (decrease) in shares outstanding	3,045,654	$60,878,976

Class B
Year ended August 31, 2008:
Shares sold	262,016	$4,741,609
Shares issued in reinvestment of dividends and distributions	851,426	15,317,191
Shares reacquired	(1,069,626)	(19,143,157)

Net increase (decrease) in shares outstanding before conversion	43,816	915,643
Shares reacquired upon conversion into Class A	(1,229,818)	(21,823,805)

Net increase (decrease) in shares outstanding	(1,186,002)	$(20,908,162)

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Class B	Shares	Amount
Ten-month period ended August 31, 2007:
Shares sold	414,740	$8,955,241
Shares issued in connection with the merger	1,047,992	21,471,958
Shares issued in reinvestment of dividends and distributions	519,027	10,499,923
Shares reacquired	(682,047)	(14,796,064)

Net increase (decrease) in shares outstanding before conversion	1,299,712	26,131,058
Shares reacquired upon conversion into Class A	(860,546)	(18,277,134)

Net increase (decrease) in shares outstanding	439,166	$7,853,924

Year ended October 31, 2006:
Shares sold	597,144	$12,499,038
Shares issued in reinvestment of dividends and distributions	274,279	5,367,640
Shares reacquired	(776,972)	(16,100,691)

Net increase (decrease) in shares outstanding before conversion	94,451	1,765,987
Shares reacquired upon conversion into Class A	(1,427,998)	(29,084,598)

Net increase (decrease) in shares outstanding	(1,333,547)	$(27,318,611)

Class C
Year ended August 31, 2008:
Shares sold	437,995	$8,285,181
Shares issued in reinvestment of dividends and distributions	470,674	8,472,370
Shares reacquired	(1,098,765)	(19,562,879)

Net increase (decrease) in shares outstanding	(190,096)	$(2,805,328)

Ten-month period ended August 31, 2007:
Shares sold	408,595	$8,780,853
Shares issued in connection with the merger	1,514,551	31,036,065
Shares issued in reinvestment of dividends and distributions	146,223	2,958,100
Shares reacquired	(512,780)	(11,178,671)

Net increase (decrease) in shares outstanding	1,556,589	$31,596,347

Year ended October 31, 2006:
Shares sold	640,946	$13,451,472
Shares issued in reinvestment of dividends and distributions	47,187	923,919
Shares reacquired	(289,618)	(6,006,912)

Net increase (decrease) in shares outstanding	398,515	$8,368,479

Class L
Year ended August 31, 2008:
Shares sold	1,862	$34,221
Shares issued in reinvestment of dividends and distributions	41,848	759,124
Shares reacquired	(111,696)	(1,995,368)

Net increase (decrease) in shares outstanding	(67,986)	$(1,202,023)

Jennison Value Fund	33

Notes to Financial Statements

continued

Class L	Shares	Amount
March 16, 2007* through August 31, 2007:
Shares sold	4,049	$86,210
Shares issued in connection with the merger	284,025	5,865,932
Shares reacquired	(44,334)	(993,357)

Net increase (decrease) in shares outstanding	243,740	$4,958,785

Class M
Year ended August 31, 2008:
Shares sold	18,974	$370,311
Shares issued in reinvestment of dividends and distributions	100,754	1,813,579
Shares reacquired	(274,577)	(5,006,324)

Net increase (decrease) in shares outstanding before conversion	(154,849)	(2,822,434)
Shares reacquired upon conversion into Class A	(191,919)	(3,501,964)

Net increase (decrease) in shares outstanding	(346,768)	$(6,324,398)

March 16, 2007* through August 31, 2007:
Shares sold	32,745	$709,825
Shares issued in connection with the merger	911,413	18,673,645
Shares reacquired	(152,598)	(3,395,448)

Net increase (decrease) in shares outstanding before conversion	791,560	15,988,022
Shares reacquired upon conversion into Class A	(82,905)	(1,839,714)

Net increase (decrease) in shares outstanding	708,655	$14,148,308

Class R
Year ended August 31, 2008:
Shares sold	258,696	$4,583,766
Shares issued in reinvestment of dividends and distributions	21,518	390,552
Shares reacquired	(74,745)	(1,299,260)

Net increase (decrease) in shares outstanding	205,469	$3,675,058

Ten-month period ended August 31, 2007:
Shares sold	90,036	$1,970,956
Shares issued in reinvestment of dividends and distributions	379	7,717
Shares reacquired	(7,827)	(172,132)

Net increase (decrease) in shares outstanding	82,588	$1,806,541

Year ended October 31, 2006:
Shares sold	2,949	$63,162
Shares issued in reinvestment of dividends and distributions	— **	3
Shares reacquired	(242)	(4,980)

Net increase (decrease) in shares outstanding	2,707	$58,185

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Class X	Shares	Amount
Year ended August 31, 2008:
Shares sold	3,673	$61,423
Shares issued in reinvestment of dividends and distributions	28,948	520,780
Shares reacquired	(74,307)	(1,327,908)

Net increase (decrease) in shares outstanding before conversion	(41,686)	(745,705)
Shares reacquired upon conversion into Class A	(3,207)	(52,145)

Net increase (decrease) in shares outstanding	(44,893)	$(797,850)

March 16, 2007* through August 31, 2007:
Shares sold	13,800	$301,628
Shares issued in connection with the merger	193,839	3,971,514
Shares reacquired	(31,949)	(699,454)

Net increase (decrease) in shares outstanding before conversion	175,690	3,573,688
Shares reacquired upon conversion into Class A	(1,446)	(32,666)

Net increase (decrease) in shares outstanding	174,244	$3,541,022

Class Z
Year ended August 31, 2008:
Shares sold	2,797,692	$49,814,675
Shares issued in reinvestment of dividends and distributions	881,507	16,061,063
Shares reacquired	(1,872,828)	(34,248,213)

Net increase (decrease) in shares outstanding	1,806,371	$31,627,525

Ten-month period ended August 31, 2007:
Shares sold	1,634,144	$35,565,780
Shares issued in reinvestment of dividends and distributions	501,829	10,242,318
Shares reacquired	(1,436,065)	(31,706,431)

Net increase (decrease) in shares outstanding	699,908	$14,101,667

Year ended October 31, 2006:
Shares sold	2,294,435	$48,537,367
Shares issued in reinvestment of dividends and distributions	125,136	2,467,686
Shares reacquired	(440,315)	(9,267,479)

Net increase (decrease) in shares outstanding	1,979,256	$41,737,574

*	Inception date.
**	Less than .5 share.

Note 7. Reorganization

On March 16, 2007, the Fund acquired all of the net assets of Strategic Partners Core Value Fund and Strategic Partners Large Capitalization Value Fund (the merged funds) pursuant to a plan of reorganization approved by the Strategic Partners Core Value Fund and Strategic Partners Large Capitalization Value Fund shareholders on December 14, 2006. The acquisition was accomplished by a tax-free issue of Class A,

Jennison Value Fund	35

Notes to Financial Statements

continued

Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of shares of Strategic Partners Core Value Fund and Strategic Partners Large Capitalization Value Fund. The following table shows the number of shares of the merged funds and how many shares they became in the Jennison Value Fund and the total value.

Strategic Partners Core Value Fund		Jennison Value Fund
Class	Shares	Class	Shares	Value
A	465,322	A	289,328	$5,988,365
B	106,392	B	66,858	1,369,838
C	683,831	C	429,581	8,802,951
L	456,096	L	284,025	5,865,932
M	1,454,212	M	911,413	18,673,645
X	308,721	X	193,839	3,971,514

Strategic Partners Large Capitalization Value Fund		Jennison Value Fund
Class	Shares	Class	Shares	Value
A	3,013,804	A	1,942,739	$40,209,861
B	1,543,177	B	981,134	20,102,120
C	1,706,263	C	1,084,970	22,233,114

The aggregate net assets and net unrealized appreciation/(depreciation) of the merged funds immediately before the acquisition were:

	Total Net Assets	Net Unrealized Appreciation
Strategic Partners Core Value Fund	$44,672,245	$10,466,895
Strategic Partners Large Capitalization Value Fund	82,545,095	14,505,336

The aggregate net assets of Jennison Value Fund immediately before the acquisition were $1,197,808,121.

Note 8. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to

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be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The Fund utilized the line of credit during the year ended August 31, 2008. The average daily balance for the 13 days the Fund had an outstanding balance was $1,322,692 at a weighted average interest rate of 4.41%. At August 31, 2008, the Fund did not have an outstanding loan amount.

During the year ended August 31, 2008, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was $740,813 at a weighted average interest rate of 4.62%.

Note 9. New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

In addition, in March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for any reporting period beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 10. Subsequent Events

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency and American International Group (AIG). Subsequent to the year end, the Federal Housing Finance Agency has placed Fannie Mae and Freddie

Jennison Value Fund	37

Notes to Financial Statements

continued

Mac into conservatorship. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend up to $122.8 billion to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The values of the positions held by the Fund have been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Fund is not material.

As a result of the bankruptcy filing by Lehman Brothers Holdings Inc., which was the parent company to the Fund’s Securities Lending Counter Party, Lehman Brothers Inc. (Lehman), the Fund’s Securities Lending Agent utilized collateral held on behalf of the Fund for securities out on loan to compensate the Fund for the failure of Lehman to return the securities.

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Financial Highlights

AUGUST 31, 2008	ANNUAL REPORT

Jennison Value Fund

Financial Highlights

	Class A
	Year Ended August 31, 2008(a)	Ten-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.81	$22.49

Income (loss) from investment operations:
Net investment income	.15	.16
Net realized and unrealized gain (loss) on investment transactions	(2.01)	1.61

Total from investment operations	(1.86)	1.77

Less Dividends and Distributions:
Dividends from net investment income	(.20)	(.19)
Distributions from net realized gains	(3.20)	(2.26)

Total dividends and distributions	(3.40)	(2.45)

Net asset value, end of period	$16.55	$21.81

Total Return(b):	(9.95)%	8.66%
Ratios/Supplemental Data:
Net assets, end of period (000)	$819,162	$1,010,160
Average net assets (000)	$910,313	$1,028,798
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees(d)	1.00%	.95	%(e)
Expenses, excluding distribution and service (12b-1) fees	.73%	.70	%(e)
Net investment income	.83%	.90	%(e)
Portfolio turnover rate	51%	55	%(f)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares for the period September 1, 2007 to February 29, 2008.
(e)	Annualized.
(f)	Not annualized.
(g)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class A
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003(a)

$19.77	$16.71	$14.50	$12.17

.22	.14	.11	.11
3.56	3.07	2.22	2.31

3.78	3.21	2.33	2.42

(.14)	(.15)	(.12)	(.09)
(.92)	—	—	—

(1.06)	(.15)	(.12)	(.09)

$22.49	$19.77	$16.71	$14.50

19.85%	19.31%	16.21%	19.97%

$946,315	$771,540	$610,345	$559,230
$872,078	$699,013	$598,375	$529,960

.98%	1.04%	1.07%	1.12%
.73%	.79%	.82%	.87%
1.05%	.77%	.68%	.88%
49%	56%	56%	97%

See Notes to Financial Statements.

Jennison Value Fund	41

Financial Highlights

continued

	Class B
	Year Ended August 31, 2008(a)	Ten-Month Period Ended August 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.52	$22.18

Income (loss) from investment operations:
Net investment income (loss)	.02	.03
Net realized and unrealized gain (loss) on investment transactions	(2.00)	1.60

Total from investment operations	(1.98)	1.63

Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.03)
Distributions from net realized gains	(3.20)	(2.26)

Total dividends and distributions	(3.26)	(2.29)

Net asset value, end of period	$16.28	$21.52

Total Return(c):	(10.65)%	8.02%
Ratios/Supplemental Data:
Net assets, end of period (000)	$65,520	$112,108
Average net assets (000)	$87,249	$112,785
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.73%	1.70	%(d)
Expenses, excluding distribution and service (12b-1) fees	.73%	.70	%(d)
Net investment income (loss)	.11%	.15	%(d)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class B
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003(a)

$19.52	$16.49	$14.31	$12.02

.07	.02	(.01)	.02
3.51	3.02	2.20	2.27

3.58	3.04	2.19	2.29

—	(.01)	(.01)	—
(.92)	—	—	—

(.92)	(.01)	(.01)	—

$22.18	$19.52	$16.49	$14.31

18.96%	18.44%	15.34%	19.05%

$105,824	$119,151	$193,230	$215,039
$112,070	$161,840	$212,833	$221,850

1.73%	1.79%	1.82%	1.87%
.73%	.79%	.82%	.87%
.32%	.04%	(.06)%	.13%

See Notes to Financial Statements.

Jennison Value Fund	43

Financial Highlights

continued

	Class C
	Year Ended August 31, 2008(a)	Ten-Month Period Ended August 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.52	$22.19

Income (loss) from investment operations:
Net investment income (loss)	.02	.02
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.60

Total from investment operations	(1.97)	1.62

Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.03)
Distributions from net realized gains	(3.20)	(2.26)

Total dividends and distributions	(3.26)	(2.29)

Net asset value, end of period	$16.29	$21.52

Total Return(c):	(10.61)%	7.98%
Ratios/Supplemental Data:
Net assets, end of period (000)	$45,882	$64,731
Average net assets (000)	$55,511	$52,776
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.73%	1.70	%(d)
Expenses, excluding distribution and service (12b-1) fees	.73%	.70	%(d)
Net investment income (loss)	.10%	.11	%(d)

(a)	Calculated based upon average shares outstanding during the period.
(b)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

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Class C
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003(a)

$19.52	$16.49	$14.31	$12.02

.06	.01	(.01)	.02
3.53	3.03	2.20	2.27

3.59	3.04	2.19	2.29

—	(.01)	(.01)	—
(.92)	—	—	—

(.92)	(.01)	(.01)	—

$22.19	$19.52	$16.49	$14.31

18.95%	18.44%	15.34%	19.05%

$32,189	$20,540	$20,006	$21,268
$24,812	$20,814	$21,130	$22,008

1.73%	1.79%	1.82%	1.87%
.73%	.79%	.82%	.87%
.29%	.05%	(.07)%	.13%

See Notes to Financial Statements.

Jennison Value Fund	45

Financial Highlights

continued

	Class L
	Year Ended August 31, 2008(b)	March 16, 2007(a) through August 31, 2007(b)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.74	$20.65

Income (loss) from investment operations:
Net investment income	.11	.05
Net realized and unrealized gain (loss) on investment transactions	(2.01)	1.04

Total from investment operations	(1.90)	1.09

Less Dividends and Distributions:
Dividends from net investment income	(.16)	—
Distributions from net realized gains	(3.20)	—

Total dividends and distributions	(3.36)	—

Net asset value, end of period	$16.48	$21.74

Total Return(d):	(10.17)%	5.28%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,896	$5,299
Average net assets (000)	$4,100	$3,274
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.23%	1.20	%(e)
Expenses, excluding distribution and service (12b-1) fees	.73%	.70	%(e)
Net investment income	.61%	.51	%(e)

(a)	Inception date of Class L shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

46	Visit our website at www.jennisondryden.com

	Class M
	Year Ended August 31, 2008(b)	March 16, 2007(a) through August 31, 2007(b)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.53	$20.49

Income (loss) from investment operations:
Net investment income	.02	—	(e)
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.04

Total from investment operations	(1.97)	1.04

Less Dividends and Distributions:
Dividends from net investment income	(.06)	—
Distributions from net realized gains	(3.20)	—

Total dividends and distributions	(3.26)	—

Net asset value, end of period	$16.30	$21.53

Total Return(d):	(10.59)%	5.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$5,898	$15,256
Average net assets (000)	$9,964	$9,920
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees	1.73%	1.70	%(f)
Expenses, excluding distribution and service (12b-1) fees	.73%	.70	%(f)
Net investment income	.11%	.01	%(f)

(a)	Inception date of Class M shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Less than $.005 per share.
(f)	Annualized.
(g)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

Jennison Value Fund	47

Financial Highlights

continued

Class R
Year Ended August 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.75

Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss) on investment transactions	(2.01)

Total from investment operations	(1.90)

Less Dividends and Distributions:
Dividends from net investment income	(.16)
Distributions from net realized gains	(3.20)

Total dividends and distributions	(3.36)

Net asset value, end of period	$16.49

Total Return(d):	(10.16)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,796
Average net assets (000)	$3,557
Ratios to average net assets(g):
Expenses, including distribution and service (12b-1) fees(e)	1.23%
Expenses, excluding distribution and service (12b-1) fees	.73%
Net investment income	.60%

(a)	Inception date of Class R shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.
(f)	Annualized.
(g)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

48	Visit our website at www.jennisondryden.com

Class R
Ten-Month Period Ended August 31, 2007(b)(c)		Year Ended October 31, 2006(b)	June 3, 2005(a) through October 31, 2005(b)

$22.39		$19.74	$18.31

.05		.13	.01
1.69		3.53	1.42

1.74		3.66	1.43

(.12)		(.09)	—
(2.26)		(.92)	—

(2.38)		(1.01)	—

$21.75		$22.39	$19.74

8.44%		19.21%	7.81%

$1,858		$64	$3
$685		$21	$3

1.20	%(f)	1.23%	1.29	%(f)
.70	%(f)	.73%	.79	%(f)
.62	%(f)	.61%	.19	%(f)

See Notes to Financial Statements.

Jennison Value Fund	49

Financial Highlights

continued

	Class X
	Year Ended August 31, 2008(b)	March 16, 2007(a) through August 31, 2007(b)(c)(g)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.52	$20.49

Income (loss) from investment operations:
Net investment income	.15	.07
Net realized and unrealized gain (loss) on investment transactions	(1.99)	1.03

Total from investment operations	(1.84)	1.10

Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.09)
Distributions from net realized gains	(3.20)	—

Total dividends and distributions	(3.35)	(.09)

Capital Contributions:	.04	.02

Net asset value, end of period	$16.37	$21.52

Total Return(d):	(9.67)%	5.47%
Ratios/Supplemental Data:
Net assets, end of period (000)	$2,117	$3,749
Average net assets (000)	$2,927	$2,334
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees	1.02%	1.01	%(e)
Expenses, excluding distribution and service (12b-1) fees	.73%	.70	%(e)
Net investment income	.82%	.71	%(e)

(a)	Inception date of Class X shares.
(b)	Calculated based upon average shares outstanding during the period.
(c)	For the period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(e)	Annualized.
(f)	Does not include expenses of the underlying portfolios in which the Fund invests.
(g)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

	Class Z
	Year Ended August 31, 2008(a)	Ten-Month Period Ended August 31, 2007(a)(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$21.88	$22.56

Income (loss) from investment operations:
Net investment income	.20	.23
Net realized and unrealized gain (loss) on investment transactions	(2.02)	1.60

Total from investment operations	(1.82)	1.83

Less Dividends and Distributions:
Dividends from net investment income	(.25)	(.25)
Distributions from net realized gains	(3.20)	(2.26)

Total dividends and distributions	(3.45)	(2.51)

Net asset value, end of period	$16.61	$21.88

Total Return(b):	(9.72)%	8.91%
Ratios/Supplemental Data:
Net assets, end of period (000)	$109,533	$104,793
Average net assets (000)	$104,223	$105,962
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.73%	.70	%(d)
Expenses, excluding distribution and service (12b-1) fees	.73%	.70	%(d)
Net investment income	1.11%	1.16	%(d)

(a)	Calculated based upon average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	For the ten-month period ended August 31, 2007. The Fund changed its fiscal year end from October 31 to August 31, effective August 31, 2007.
(d)	Annualized.
(e)	Does not include expenses of the underlying portfolios in which the Fund invests.

See Notes to Financial Statements.

52	Visit our website at www.jennisondryden.com

Class Z
Year Ended October 31,
2006(a)	2005(a)	2004(a)	2003(a)

$19.83	$16.76	$14.54	$12.21

.27	.19	.15	.15
3.57	3.07	2.23	2.30

3.84	3.26	2.38	2.45

(.19)	(.19)	(.16)	(.12)
(.92)	—	—	—

(1.11)	(.19)	(.16)	(.12)

$22.56	$19.83	$16.76	$14.54

20.15%	19.59%	16.49%	20.26%

$92,267	$41,856	$26,725	$32,340
$65,638	$32,824	$25,857	$31,275

.73%	.79%	.82%	.87%
.73%	.79%	.82%	.87%
1.28%	1.00%	.93%	1.13%

See Notes to Financial Statements.

Jennison Value Fund	53

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Jennison Value Fund:

We have audited the accompanying statement of assets and liabilities of the Jennison Value Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended the statement of changes in net assets for the year ended August 31, 2008, for the period ended August 31, 2007 and for the year ended October 31, 2006 and the financial highlights for the year ended August 31, 2008, for the period ended August 31, 2007 and each of the years in the three-year period ended October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2003 were audited by another independent registered public accounting firm, whose report dated December 22, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2008, the period ended August 31, 2007 and the year ended October 31, 2006 and the financial highlights for the year ended August 31, 2008, for the period ended August 31, 2007 and each of the years in the three-year period ended October 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2008

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (August 31, 2008) as to the federal income tax status of dividends and distributions paid by the Fund during such period. We are advising you that during its fiscal year ended August 31, 2008, the Fund paid dividends for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of $0.200 per share, $0.060 per share, $0.060 per share, $0.160 per share, $0.060 per share, $0.160 per share, $0.060 per share, and $0.250 per share, respectively, from net investment income and $0.747 per share of short-term capital gains for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares which are taxable as ordinary income. Additionally, the Fund paid $2.450 per share of long-term capital gains for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares which are taxable as such.

As required by the Internal Revenue Code, the following percentages of ordinary income dividends paid for the fiscal year ended August 31, 2008 have been designated as 1) Qualified for the reduced tax rate (QDI) under The Job and Growth Tax Relief Reconciliation Act of 2003 2) dividends received deduction (DRD) eligible for corporate shareholders 3) interest related (QII) dividends under The American Jobs Creation Act of 2004 and 4) short-term capital gain (QSTCG) dividends under The American Jobs Creation Act of 2004:

	QDI(1)	DRD(2)	QII(3)	QSTCG(4)

Jennison Value Fund	39.56%	31.27%	0.00%	93.15%

In January 2009, you will be advised on IRS 1099 DIV or substitute Form 1099, as to the Federal tax status of the distributions received by you in calendar year 2008.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Jennison Value Fund	55

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63

Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

None.
Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer).

Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.
Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co., Inc.	None.
Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.
Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.
Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 63

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.

Jennison Value Fund

Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1987; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Director since 2000 and President since 2003; Robert F. Gunia, Vice President since 1999 and Board Member since 1996.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).
John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).
Andrew R. French (45) Assistant Secretary

Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer

Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Jennison Value Fund

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.
Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Noreen M. Fierro, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; John P. Schwartz, 2006; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Trustees (the “Board”) of JennisonDryden Portfolios oversees the management of the Jennison Value Fund (the “Fund”) and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Jennison Value Fund

Approval of Advisory Agreements (continued)

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

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Performance of Jennison Value Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper Large-Cap Value Funds Performance Universe)1 was in the first quartile for the three- and five-year periods, in the second quartile for the ten-year period, and in the third quartile for the one-year period. The Board further noted that the Fund outperformed against its benchmark index for the one-, three-, five- and ten-year periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile and that the Fund’s total expenses ranked in the Expense Group’s first quartile. In light of the Fund’s total expense ranking and the fact that the Fund’s expenses were below 0.75% (excluding 12b-1 fees), the Board concurred with PI’s recommendation to remove the existing management fee waiver which provided for a waiver of up to 1 basis point of the management fee to the extent that Fund expenses exceed 0.75% (exclusive of 12b-1 fees and certain other fees), with the removal of the waiver effective as of July 1, 2008. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

1 The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe, although Lipper classifies the Fund in the Multi-Cap Value Funds Performance Universe. The Fund was compared to the Lipper Large-Cap Value Funds Performance Universe because PI believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Jennison Value Fund

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included brokerage commissions received by affiliates of PI, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, brokerage commissions received by affiliates of Jennison, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–14.90%	9.49%	7.28%	—
Class B	–14.44	9.76	7.08	—
Class C	–11.42	9.90	7.08	—
Class L	–15.33	N/A	N/A	–7.59% (3/19/07)
Class M	–15.10	N/A	N/A	–7.00 (3/19/07)
Class R	–10.12	N/A	N/A	7.18 (6/3/05)
Class X	–14.93	N/A	N/A	–6.88 (3/19/07)
Class Z	–9.72	11.00	8.16	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–9.95%	10.73%	7.89%	—
Class B	–10.65	9.90	7.08	—
Class C	–10.66	9.90	7.08	—
Class L	–10.17	N/A	N/A	–3.76% (3/19/07)
Class M	–10.55	N/A	N/A	–4.20 (3/19/07)
Class R	–10.12	N/A	N/A	7.18 (6/3/05)
Class X	–10.38	N/A	N/A	–4.07 (3/19/07)
Class Z	–9.72	11.00	8.16	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment

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will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 5.50% and 5.75%, respectively. Gross operating expenses: Class A, 1.03%; Class B, 1.73%; Class C, 1.73%; Class L, 1.23%; Class M, 1.73%; Class R, 1.48%; Class X, 1.02%; Class Z, 0.73%. Net operating expenses apply to: Class A, 1.00%; Class B, 1.73%; Class C, 1.73%; Class L, 1.23%; Class M, 1.73%; Class R, 1.23%; Class X, 1.02%; Class Z, 0.73%, after contractual reduction through 2/29/2008 for Class A shares and 12/31/2009 for Class R shares.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Jennison Value Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 1998) and the account values at the end of the current fiscal year (August 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 5.50% and 5.75%, respectively, and a 12b-1 fee of up to 0.30% and 0.50%, respectively, annually. Investors who purchase Class A or Class L shares in an amount of $1 million or more do not pay a front-end sales charge, but are subject to a contingent

Jennison Value Fund

Growth of a $10,000 Investment (continued)

deferred sales charge (CDSC) of 1% for shares sold within 12 months of purchase; in certain circumstances. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns would have been lower.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Value Fund
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PBEAX	PBQIX	PEICX	N/A	N/A	JDVRX	N/A	PEIZX
CUSIP	476297106	476297205	476297304	476297601	476297700	476297502	476297809	476297403

MF131E    IFS-A156659    Ed. 10/2008

AUGUST 31, 2008	ANNUAL REPORT

Dryden US Equity Active Extension Fund

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

October 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden US Equity Active Extension Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk. Keep in mind that diversification and asset allocation do not assure against loss in declining markets.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden US Equity Active Extension Fund

Dryden US Equity Active Extension Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden US Equity Active Extension Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 2.93%; Class Z, 2.63%. Net operating expenses apply to: Class A, 1.89%; Class Z, 1.64%, after contractual reduction through 12/31/2009.

Cumulative Total Returns as of 8/31/08
	Six Months	Since Inception[1]
Class A	–3.31%	–12.50%
Class Z	–3.31	–12.40
Russell 1000 Index[2]	–2.36	–11.02
Lipper Extended U.S. Large-Cap Core Funds Avg.[3]	–4.36	–13.39

Average Annual Total Returns[4] as of 9/30/08
Since Inception[1]
Class A	N/A
Class Z	N/A
Russell 1000 Index[2]	N/A
Lipper Extended U.S. Large-Cap Core Funds Avg.[3]	N/A

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. The average annual total returns assume the payment of the maximum applicable sales charge. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 12/27/07.

2	Visit our website at www.jennisondryden.com

2The Russell 1000 Index includes the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. The Russell 1000 Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

3Lipper Extended U.S. Large-Cap Core Funds Average (Lipper Average) are Funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long.

4The average annual total returns take into account applicable sales charges. Class A shares are subject to an annual distribution and service (12b-1) fee of up to 0.25%. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 1000 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/08
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	3.6%
Microsoft Corp., Software	2.3
General Electric Co., Industrial Conglomerates	2.0
Procter & Gamble Co., Household Products	1.9
Chevron Corp., Oil, Gas & Consumable Fuels	1.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/08
Oil, Gas & Consumable Fuels	12.8%
Pharmaceuticals	6.9
Semiconductors & Semiconductor Equipment	6.4
Insurance	5.7
Energy Equipment & Services	5.3

Industry weightings reflect only long-term investments and are subject to change.

Dryden US Equity Active Extension Fund	3

Strategy and Performance Overview

How did the Fund perform?

The Dryden US Equity Active Extension Fund began offering shares to investors on December 27, 2007. From this date through August 31, 2008, the Fund’s Class A shares declined 12.50%, which was more than the 11.02% decline of the Russell 1000 Index (the Index) but less than the 13.39% decline of the Lipper Extended U.S. Large-Cap Core Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which employs a two-pronged active extension strategy. On the one hand, the Fund goes long by buying shares of companies that QMA believes will increase in value. On the other hand, the Fund sells stocks short, i.e., it borrows shares and then sells them in the hope that they can be bought back at a cheaper price. In this way, the Fund can potentially profit from declining share prices. However, if the price of the stock goes up, a short sale can result in a loss, since the Fund would have to buy the stock back at a higher price than it was sold. The Fund uses proceeds from short selling to purchase additional shares that QMA expects to gain in value, resulting in a targeted weight of up to 130% of its assets in long positions and 30% in short positions, with a targeted 100% net exposure to the stock market.

The active extension strategy allows QMA greater flexibility to exploit positive and negative information about stocks that it uncovers through research. QMA believes focusing on valuation measures for stocks with slow earnings growth, and indications of positive or negative “news” for stocks with fast earnings growth is an effective way to identify which shares will outperform or underperform the broader stock market in coming months. This investment process also closely monitors how each holding affects the Fund’s ability to perform better than the Index.

What were conditions like in the U.S. stock market?

Conditions in the U.S. stock market were very challenging. Rising delinquencies and foreclosures on subprime mortgages in the United States caused a burgeoning credit crisis in which commercial banks and securities firms have already taken massive write-downs on debt securities linked to the risky home loans. As the credit crisis continued, the inventory of houses for sale climbed, home prices tumbled, the U.S. economy shed thousands of jobs, consumer confidence sank, and corporate earnings declined. Commercial banks grew increasingly reluctant to lend to businesses and individuals. Economic growth was further threatened by the rising cost of commodities such as crude oil, which briefly soared to more than $140 per barrel on the back of strong demand from China and other economically developing nations.

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During the reporting period, the Federal Reserve (the Fed) repeatedly cut short-term interest rates in the hope that sharply lower borrowing costs might stimulate economic growth in the United States and thus help steady financial markets. Consequently, its target for the federal funds rate charged on overnight loans between banks declined to 2.00% in April 2008 from 4.25% in December 2007. It also took unusual steps to aid the embattled financial sector. Most notably, it facilitated the hurried purchase of Bear Stearns Cos. by J.P. Morgan Chase & Co. as the former careened toward bankruptcy.

Among stocks of large companies tracked by the Index, growth shares beat value shares, though both ended the reporting period in the red along with the broader U.S. stock market. All 10 sectors in the Index declined. Not surprisingly, financials posted the largest loss, tumbling more than 20.0%. Others that suffered double-digit drops included telecommunications and information technology.

The remaining seven sectors posted single-digit losses. Industrials and utilities both declined more than 9.0%. Consumer discretionary was next in line, pressured by fear that the U.S. economy, driven largely by consumer spending, might already be in a recession. It was followed by healthcare and energy, which ended in negative territory as the price of crude oil in July and August slid back towards the crucial threshold of $100 per barrel. Materials and consumer staples posted the smallest declines for the reporting period. The latter’s defensive attributes may have helped limit its loss as demand for products of companies in the consumer staples sector tends to hold up relatively well in tough economic times.

Which stock market sectors and holdings detracted most from the Fund’s return?

The Fund held stocks in all four categories of earnings growth—slow, moderately slow, fast, and moderately fast. Of the four, poor security selection among stocks with slow or moderately fast earnings growth detracted from the Fund’s return because these shares did not perform as predicted by QMA’s quantitative model. For example, the “news” indicator in the quantitative model, which is driven by revisions of earnings estimates, did not accurately predict returns for moderately fast growing stocks. As it turned out, stocks with “poor” news managed to outperform companies with “good” news.

The Fund also held shares of small companies, middle-sized companies, and large companies. Of these, it was poor stock selection among small- and mid-cap stocks that detracted from the Fund’s return. From the perspective of market sectors, exposure to industrials and the deeply troubled financials sector detracted most from the Fund’s return for the reporting period.

Dryden US Equity Active Extension Fund	5

Strategy and Performance Overview (continued)

Which stock market sectors and holdings contributed most to the Fund’s return?

The Fund benefited most from favorable security selection among shares with the fastest earnings growth such as Millenium Pharmaceuticals (up 65% for the reporting period) and among large-cap stocks such as Cypress Semiconductor. The Fund had an underweight exposure to Cypress, which declined 61% for the reporting period.

From the perspective of sector allocation, the Fund benefited most from good stock selection within the information technology and energy sectors. Most notably, the Fund held shares of Google Inc., Micron Technology, and Apple Inc., which performed relatively well in the former sector, and shares of Exterran Holdings and Sandridge Energy, which performed relatively well in the latter sector.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2008, at the beginning of the period, and held through the six-month period ended August 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Dryden US Equity Active Extension Fund	7

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden US Equity Active Extension Fund		Beginning Account Value March 1, 2008	Ending Account Value August 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$966.90	1.92%	$9.49
	Hypothetical	$1,000.00	$1,015.48	1.92%	$9.73

Class Z	Actual	$1,000.00	$966.90	1.67%	$8.26
	Hypothetical	$1,000.00	$1,016.74	1.67%	$8.47

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended August 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

8	Visit our website at www.jennisondryden.com

Portfolio of Investments

as of August 31, 2008

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 128.0%
COMMON STOCKS

Aerospace/Defense 3.5%
1,700	Argon ST, Inc.(a)	$42,449
3,800	Boeing Co.	249,128
1,200	Honeywell International, Inc.	60,204
3,000	Lockheed Martin Corp.	349,320
3,800	Northrop Grumman Corp.	261,630
4,700	Raytheon Co.	281,953

		1,244,684

Air Freight & Logistics 1.0%
2,700	C.H. Robinson Worldwide, Inc.	140,697
1,700	United Parcel Service, Inc. (Class B)	109,004
5,600	UTi Worldwide, Inc.	112,560

		362,261

Auto Components 0.4%
4,600	Johnson Controls, Inc.	142,232

Beverages 1.7%
5,400	Coca-Cola Co.(The)	281,178
6,000	Pepsi Bottling Group, Inc.	177,480
3,100	PepsiAmericas, Inc.	72,633
1,200	PepsiCo, Inc.	82,176

		613,467

Biotechnology 1.7%
900	Alkermes, Inc.(a)	12,033
7,100	Amgen, Inc.(a)	446,235
600	Cephalon, Inc.(a)	45,972
1,800	Martek Biosciences Corp.(a)	60,138
600	OSI Pharmaceuticals, Inc.(a)	30,300

		594,678

Building Products 0.2%
3,200	Aaon, Inc.	68,352

Capital Markets 2.2%
4,400	Charles Schwab Corp.(The)	105,556
2,000	Goldman Sachs Group, Inc.(The)	327,940
2,100	Investment Technology Group, Inc.(a)	67,200

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	9

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (cont’d.)
400	Janus Capital Group, Inc.	$10,788
500	Knight Cap Group, Inc.(a)	8,620
4,500	Morgan Stanley	183,735
1,900	OptionsXpress Holdings, Inc.	43,833
600	Raymond James Financial, Inc.	18,498
700	Riskmetrics Group, Inc.(a)	15,547

		781,717

Chemicals 3.7%
7,900	Dow Chemical Co.(The)	269,627
4,900	E.I. Du Pont de Nemours & Co.	217,756
2,300	Eastman Chemical Co.	138,736
1,300	Interpid Potash, Inc.(a)	61,568
1,100	Lubrizol Corp.	58,289
900	Monsanto Co.	102,825
2,500	Mosaic Co.(The)	266,850
3,000	Olin Corp.	80,730
2,100	Terra Industries, Inc.	105,525

		1,301,906

Commercial Banks 2.3%
5,300	BB&T Corp.	159,000
4,900	Fifth Third Bancorp.	77,322
2,200	Huntington Bancshares, Inc.	16,104
12,700	Regions Financial Corp.	117,729
12,500	Wachovia Corp.	198,625
3,600	Wells Fargo & Co.	108,972
4,500	Zions Bancorp.	120,780

		798,532

Commercial Services & Supplies 0.7%
2,600	Cenveo, Inc.(a)	26,962
3,800	Corporate Executive Board Co.(The)	138,320
1,500	Manpower, Inc.	72,090
2,400	Steelcase, Inc. (Class A)	26,640

		264,012

Communications Equipment 3.7%
3,700	Avocent Corp.(a)	86,839
11,000	Brocade Communications Systems, Inc.(a)	81,620

See Notes to Financial Statements.

10	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment (cont’d.)
2,900	Ciena Corp.(a)	$50,402
6,900	Cisco Systems, Inc.(a)	165,945
1,900	Corning, Inc.	39,026
4,500	Harris Corp.	235,620
5,200	Juniper Networks, Inc.(a)	133,640
1,200	PC-Tel, Inc.	12,132
9,200	QUALCOMM, Inc.	484,380

		1,289,604

Computers & Peripherals 4.8%
900	Apple, Inc.(a)	152,577
2,500	Dell, Inc.(a)	54,325
6,600	Hewlett-Packard Co.	309,672
4,200	International Business Machines Corp.	511,266
2,300	NCR Corp.(a)	60,858
9,800	NetApp, Inc.(a)	249,704
14,100	QLogic Corp.(a)	263,388
3,000	Western Digital Corp.(a)	81,780

		1,683,570

Construction & Engineering 0.8%
3,200	Fluor Corp.	256,416
1,500	Perini Corp.(a)	40,065

		296,481

Consumer Finance 1.1%
5,700	Capital One Financial Corp.	251,598
5,400	Discover Financial Services	88,830
1,700	First Cash Financial Services, Inc.(a)	31,501

		371,929

Containers & Packaging 0.7%
3,600	Greif, Inc. (Class A)	248,796

Diversified Consumer Services 0.8%
1,700	Apollo Group, Inc. (Class A)(a)	108,256
2,100	ITT Educational Services, Inc.(a)	186,711

		294,967

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	11

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Diversified Financial Services 2.8%
7,600	Bank of America Corp.	$236,664
21,000	Citigroup, Inc.	398,790
700	Interactive Brokers Group, Inc. (Class A)(a)	19,110
3,400	JPMorgan Chase & Co.	130,866
4,300	Liberty Media Holding - Capital(a)	69,875
4,200	MSCI, Inc.(a)	125,370

		980,675

Diversified Telecommunication Services 3.4%
14,500	AT&T, Inc.	463,855
5,700	CenturyTel, Inc.	220,191
8,000	Verizon Communications, Inc.	280,960
19,600	Windstream Corp.	243,432

		1,208,438

Electric Utilities 2.3%
5,800	American Electric Power Co., Inc.	226,432
1,400	DPL, Inc.	34,748
800	Duke Energy Corp.	13,952
4,900	Edison International	225,008
200	ITC Holdings Corp.	11,202
5,700	Pepco Holdings, Inc.	144,495
14,900	Sierra Pacific Resources	167,476

		823,313

Electrical Equipment 2.2%
1,200	Acuity Brands, Inc.	52,212
3,700	Emerson Electric Co.	173,160
1,300	Energy Conversion Devices, Inc.(a)	97,721
900	First Solar, Inc.(a)	248,985
4,300	Hubbell, Inc. (Class B)	187,093
500	Rockwell Automation, Inc.	23,605

		782,776

Electronic Equipment & Instruments 1.9%
2,100	Cognex Corp.	42,483
4,300	Daktronics, Inc.	75,379
12,600	Ingram Micro, Inc. (Class A)(a)	238,266
11,100	Jabil Circuit, Inc.	187,146
200	Mettler Toledo International, Inc.(a)	21,040

See Notes to Financial Statements.

12	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments (cont’d.)
3,400	Multi-Fineline Electronix, Inc.(a)	$58,004
600	Radisys Corp.(a)	6,642
1,200	Trimble Navigation Ltd.(a)	40,620

		669,580

Energy Equipment & Services 5.3%
4,000	Cameron International Corp.(a)	186,360
300	Diamond Offshore Drilling, Inc.	32,973
2,300	ENSCO International, Inc.	155,894
3,400	Halliburton Co.	149,396
1,500	Helmerich & Payne, Inc.	85,680
4,400	Noble Corp.	221,276
8,200	Patterson-UTI Energy, Inc.	233,044
2,500	Pride International, Inc.(a)	96,025
2,800	Schlumberger Ltd.	263,816
1,800	SEACOR Holdings, Inc.(a)	158,670
1,100	Tidewater, Inc.	66,737
3,500	Unit Corp.(a)	237,055

		1,886,926

Food & Staples Retailing 2.1%
10,200	Kroger Co.(The)	281,724
4,000	Safeway, Inc.	105,360
6,300	Wal-Mart Stores, Inc.	372,141

		759,225

Food Products 1.2%
1,600	Bunge Ltd.	142,976
900	ConAgra Food, Inc.	19,143
13,300	Del Monte Foods Co.	113,316
10,200	Sara Lee Corp.	137,700

		413,135

Healthcare Equipment & Supplies 3.6%
4,100	Baxter International, Inc.	277,816
400	Becton Dickinson & Co.	34,952
800	Cryolife, Inc.(a)	12,624
1,300	Edwards Lifesciences Corp.(a)	76,973
4,100	Idexx Laboratories, Inc.(a)	230,830
600	Intuitive Surgical, Inc.(a)	177,162

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	13

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
5,800	Medtronic, Inc.	$316,680
2,700	Merit Medical Systems, Inc.(a)	52,272
2,200	Somanetics Corp.(a)	54,560
2,100	Spectranetics Corp.(a)	16,884
200	Synovis Life Technologies, Inc.(a)	4,392

		1,255,145

Healthcare Providers & Services 2.1%
900	Aetna, Inc.	38,826
3,800	Express Scripts, Inc.(a)	278,958
4,800	Humana, Inc.(a)	222,720
1,100	Psychiatric Solutions, Inc.(a)	41,525
5,700	UnitedHealth Group, Inc.	173,565

		755,594

Hotels, Restaurants & Leisure 1.8%
3,000	Boyd Gaming Corp.	36,570
10,200	Brinker International, Inc.	192,984
640	Interval Leisure Group, Inc.(a)	8,314
8,500	Jack in the Box, Inc.(a)	201,705
2,400	McDonald’s Corp.	148,800
1,700	Wyndham Worldwide Corp.	32,776

		621,149

Household Durables 0.6%
4,500	Stanley Works (The)	215,775

Household Products 2.9%
900	Colgate-Palmolive Co.	68,427
4,300	Kimberly-Clark Corp.	265,224
9,700	Procter & Gamble Co.	676,769

		1,010,420

Independent Power Producers & Energy Traders 0.3%
8,200	AES Corp. (The)(a)	125,132

Industrial Conglomerates 3.0%
1,100	3M Co.	78,760
25,100	General Electric Co.	705,310
6,800	Tyco International Ltd.	291,584

		1,075,654

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 5.7%
4,500	Allied World Assurance Co. Holdings Ltd.	$173,790
7,900	American Financial Group, Inc.	225,387
2,800	American International Group, Inc.	60,172
2,900	American Physicians Capital, Inc.	122,670
3,300	Arch Capital Group Ltd.(a)	230,208
2,400	Axis Capital Holdings Ltd.	80,232
3,300	Endurance Specialty Holdings Ltd.	107,646
2,100	Everest Re Group Ltd.	172,473
600	Hartford Financial Services Group, Inc.	37,848
1,100	MetLife, Inc.	59,620
3,800	Montpelier Re Holdings Ltd.	61,522
3,000	PartnerRe Ltd.	206,730
1,100	Platinum Underwriters Holdings Ltd.	39,765
2,600	SeaBright Insurance Holdings, Inc.(a)	31,564
400	Tower Group, Inc.	8,380
5,300	Travelers Cos., Inc.(The)	234,048
4,300	W.R. Berkley Corp.	101,308
2,300	XL Capital Ltd. (Class A)	46,230

		1,999,593

Internet & Catalog Retail 0.5%
1,740	Home Shopping Network, Inc.(a)	25,491
10,100	Stamps.com, Inc.(a)	138,673

		164,164

Internet Software & Services 1.6%
6,300	CMGI, Inc.(a)	74,277
11,000	Earthlink, Inc.(a)	102,520
4,700	eBay, Inc.(a)	117,171
200	Google, Inc. (Class A)(a)	92,658
4,350	IAC/InteractiveCorp.(a)	72,210
8,200	Valueclick, Inc.(a)	105,698

		564,534

IT Services 2.5%
7,300	Accenture Ltd. (Class A)	301,928
600	Affiliated Computer Services, Inc. (Class A)(a)	31,944
100	Alliance Data Systems Corp.(a)	6,424
1,200	Integral Systems, Inc.	53,988

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	15

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services (cont’d.)
800	Mastercard, Inc. (Class A)	$194,040
4,000	Visa, Inc. (Class A)	303,600

		891,924

Leisure Equipment & Products 0.4%
6,200	Jakks Pacific, Inc.(a)	154,690

Life Sciences, Tools & Services 1.2%
600	Albany Molecular Research, Inc.(a)	10,458
7,200	Applied Biosystems, Inc.	262,728
1,100	Covance, Inc.(a)	103,774
700	Dionex Corp.(a)	45,633
100	Techne Corp.(a)	7,717

		430,310

Machinery 3.1%
400	AGCO Corp.(a)	24,652
2,300	Bucyrus International, Inc. (Class A)	160,655
200	Caterpillar, Inc.	14,146
1,500	Columbus McKinnon Corp.(a)	40,935
4,800	Crane Co.	176,256
4,200	Cummins, Inc.	273,672
300	Eaton Corp.	21,954
600	Illinois Tool Works, Inc.	29,766
2,000	Ingersoll-Rand Co. (Class A)	73,860
820	John Bean Technologies Corp.(a)	10,660
1,000	Manitowoc Co., Inc.(The)	25,180
2,500	Parker Hannifin Corp.	160,175
2,600	Titan International, Inc.	69,524

		1,081,435

Media 2.7%
4,900	CBS Corp. (Class B)	79,282
8,100	Comcast Corp. (Class A)	171,558
10,800	DIRECTV Group, Inc.(The)(a)	304,668
5,700	Gannett Co., Inc.	101,403
300	Liberty Media Corp. - Entertainment (Series A)(a)	8,337
2,100	Time Warner Cable, Inc. (Class A)(a)	56,175
8,400	Time Warner, Inc.	137,508
3,000	Walt Disney Co.(The)	97,050

		955,981

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Metals & Mining 0.8%
2,700	Alcoa, Inc.	$86,751
900	Freeport-McMoRan Copper & Gold, Inc.	80,388
1,200	Reliance Steel & Aluminum Co.	68,412
300	United States Steel Corp.	39,921

		275,472

Multi-line Retail 0.5%
400	Big Lots, Inc.(a)	11,828
3,300	J.C. Penney Co., Inc.	128,601
2,500	Macy’s, Inc.	52,050

		192,479

Multi-Utilities 0.5%
1,800	CenterPoint Energy, Inc.	28,584
1,400	CMS Energy Corp.	18,998
200	Dominion Resources, Inc.	8,706
6,400	NiSource, Inc.	105,472

		161,760

Office Electronics 0.7%
16,200	Xerox Corp.	225,666
200	Zebra Technologies Corp. (Class A)(a)	6,244

		231,910

Oil, Gas & Consumable Fuels 12.8%
600	Anadarko Petroleum Corp.	37,038
1,400	Apache Corp.	160,132
4,900	Chesapeake Energy Corp.	237,160
7,700	Chevron Corp.	664,664
500	Clayton Williams Energy, Inc.(a)	40,470
6,800	ConocoPhillips	561,068
2,600	Devon Energy Corp.	265,330
15,700	Exxon Mobil Corp.	1,256,157
500	Hess Corp.	52,355
2,200	Marathon Oil Corp.	99,154
1,800	Massey Energy Co.	118,728
100	Noble Energy, Inc.	7,173
4,600	Occidental Petroleum Corp.	365,056
600	Overseas Shipholding Group, Inc.	43,044
6,800	Southwestern Energy Co.(a)	260,916

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	17

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
100	Stone Energy Corp.(a)	$4,767
1,500	Swift Energy Co.(a)	70,065
700	W&T Offshore, Inc.	24,612
7,700	Williams Cos., Inc.	237,853

		4,505,742

Paper & Forest Products 0.1%
800	International Paper Co.	21,640

Personal Products
400	Nu Skin Enterprises, Inc. (Class A)	6,700

Pharmaceuticals 6.9%
2,700	Abbott Laboratories	155,061
12,100	Bristol-Myers Squibb Co.	258,214
5,800	Eli Lilly & Co.	270,570
1,500	Endo Pharmaceuticals Holdings(a)	34,080
3,400	Forest Laboratories, Inc.(a)	121,346
4,500	Johnson & Johnson	316,935
12,000	King Pharmaceuticals, Inc.(a)	137,280
4,100	Medicines Co.(a)	99,876
8,700	Merck & Co., Inc.	310,329
27,500	Pfizer, Inc.	525,525
12,200	Warner Chilcott Ltd. (Class A)(a)	195,200
200	Wyeth	8,656

		2,433,072

Real Estate Investment Trust 3.1%
3,500	Annaly Mortgage Management, Inc.	52,360
13,300	Brandywine Realty Trust	231,420
600	Capitalsource, Inc.	7,548
9,400	CBL & Associates Properties, Inc.	203,886
1,800	General Growth Properties, Inc.	46,674
3,600	Hospitality Properties Trust	81,648
2,500	iStar Financial, Inc.	13,975
2,300	Parkway Properties, Inc.	82,731
500	Pennsylvania Real Estate Investment Trust	9,925
12,600	Sunstone Hotel Investors, Inc.	178,668
5,200	Weingarten Realty Investors	171,860

		1,080,695

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Road & Rail 1.1%
2,300	CSX Corp.	$148,764
3,500	Norfolk Southern Corp.	257,355

		406,119

Semiconductors & Semiconductor Equipment 6.4%
4,700	Amkor Technology, Inc.(a)	35,297
5,400	Analog Devices, Inc.	150,984
11,700	Applied Micro Circuits Corp.(a)	93,132
700	Authentec Inc.(a)	5,688
9,700	Broadcom Corp., (Class A)(a)	233,382
1,300	Cabot Microelectronics Corp.(a)	50,206
20,000	Intel Corp.	457,400
8,600	Intergrated Device Technologies, Inc.(a)	91,074
1,200	Intersil Corp.	28,116
23,800	LSI Corp.(a)	158,270
2,300	Micrel, Inc.	21,183
9,800	National Semiconductor Corp.	210,014
500	Pericom Semiconductor Corp.(a)	6,820
6,300	Silicon Laboratories, Inc.(a)	212,373
900	Skyworks Solutions, Inc.(a)	8,730
7,800	Teradyne, Inc.(a)	72,774
8,900	Texas Instruments, Inc.	218,139
8,600	Volterra Semiconductor Corp.(a)	135,192
2,100	Xilinx, Inc.	54,558

		2,243,332

Software 5.0%
6,800	Adobe Systems, Inc.(a)	291,244
100	Ansys, Inc.(a)	4,435
300	BMC Software, Inc.(a)	9,768
3,000	Factset Research Systems, Inc.	188,130
29,400	Microsoft Corp.	802,326
3,100	Oracle Corp.(a)	67,983
14,000	Symantec Corp.(a)	312,340
5,000	Synopsys, Inc.(a)	107,650

		1,783,876

Specialty Retail 2.5%
11,300	American Eagle Outfitters, Inc.	170,065
2,900	Best Buy Co., Inc.	129,833

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	19

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
6,600	Cache, Inc.(a)	$77,286
200	Gamestop Corp. (Class A)(a)	8,774
5,200	Gap, Inc.	101,140
4,000	Rent-A-Center, Inc.(a)	90,640
400	The Buckle Inc.	20,772
1,600	TJX Cos., Inc.	57,984
5,300	Tween Brands, Inc.(a)	57,558
4,900	Urban Outfitters, Inc.(a)	174,538

		888,590

Textiles, Apparel & Luxury Goods 1.6%
8,100	Coach, Inc.(a)	234,819
800	Deckers Outdoor Corp.(a)	90,952
5,200	Fgx International Holdings Ltd.(a)	67,652
600	Hanesbrands, Inc.(a)	14,304
8,500	Jones Apparel Group, Inc.	168,810

		576,537

Thrifts & Mortgage Finance 0.9%
15,000	Hudson City Bancorp, Inc.	276,600
289	TREE.COM, Inc.(a)	2,196
1,700	Washington Federal Inc.	29,291

		308,087

Tobacco 1.4%
6,400	Altria Group, Inc.	134,592
2,900	Philip Morris International, Inc.	155,730
3,900	Reynolds American, Inc.	206,622

		496,944

Trading Companies & Distributors 0.5%
400	Fastenal Co.	20,772
3,000	United Rental, Inc.(a)	48,570
2,800	WESCO International, Inc.(a)	107,632

		176,974

Water Utilites 0.2%
2,900	American Water Works Co.	66,555

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.5%
700	Leap Wireless International, Inc.(a)	$31,262
18,000	Sprint Nextel Corp.	156,960

		188,222

	Total long-term investments (cost $47,144,567)	45,227,462

SHORT-TERM INVESTMENTS 1.5%

Affiliated Money Market Mutual Fund 1.4%
484,896	Dryden Core Investment Fund - Taxable Money Market Series(b) (cost $484,896)(Note 3)	484,896

U.S. Treasury Security 0.1%

Principal Amount
$50,000	United States Treasury Bill, 1.92%, 9/18/2008(c)(d) (cost $49,955)	49,964

	Total short-term investments (cost $534,851)	534,860

	Total Investments, Before Securities Sold Short 129.5% (cost $47,679,418)	45,762,322

Shares
SECURITIES SOLD SHORT (29.7)%
COMMON STOCKS

Air Freight & Logistics (0.4)%
4,300	Expeditors International Washington, Inc.	(155,187)

Airlines (0.4)%
12,400	AMR Corp.(a)	(128,092)

Auto Components
500	Goodyear Tire & Rubber Co.(The)(a)	(9,805)

Biotechnology (0.7)%
1,600	Amylin Pharmaceuticals, Inc.(a)	(35,168)
7,200	Biomarin Pharmaceutical, Inc.(a)	(217,008)

		(252,176)

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	21

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Capital Markets (0.2)%
1,500	Lazard Ltd. (Class A)	$(63,585)

Chemicals (0.3)%
3,100	Sensient Technologies Corp.	(90,551)

Commercial Banks (0.3)%
800	Bancorpsouth, Inc.	(18,416)
1,500	Commerce Bancshares, Inc.	(67,500)
1,100	FirstMerit Corp.	(22,264)

		(108,180)

Commercial Services & Supplies (0.2)%
1,700	Avery Dennison Corp.	(82,008)

Communications Equipment (1.4)%
4,800	CommScope, Inc.(a)	(235,056)
8,700	Polycom, Inc.(a)	(243,948)

		(479,004)

Computers & Peripherals
1,100	SanDisk Corp.(a)	(15,906)

Construction & Engineering (0.5)%
1,900	Aecom Technology Corp.(a)	(60,724)
4,100	Quanta Services, Inc.(a)	(130,954)

		(191,678)

Distributors (0.4)%
2,200	Central European Distribution Corp.(a)	(126,918)

Diversified Consumer Services (1.0)%
2,500	Hillenbrand, Inc.	(59,450)
1,500	Matthews International Corp.	(75,390)
7,600	Sotheby’s	(204,744)

		(339,584)

Electric Utilities (0.4)%
100	Allegheny Energy, Inc.	(4,533)
3,300	PPL Corp.	(144,441)

		(148,974)

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electrical Equipment (0.7)%
3,200	General Cable Corp.(a)	$(157,504)
1,900	Thomas & Betts Corp.(a)	(87,552)

		(245,056)

Electronic Equipment & Instruments (0.8)%
1,900	Amphenol Corp. (Class A)	(90,288)
8,300	Molex, Inc.	(200,196)

		(290,484)

Energy Equipment & Services (1.1)%
3,000	Exterran Holdings, Inc.(a)	(137,130)
13,200	Global Industries Ltd.(a)	(127,644)
400	National Oilwell Varco, Inc.(a)	(29,492)
800	Transocean, Inc.	(101,760)

		(396,026)

Gas Utilities (0.1)%
800	Nicor, Inc.	(36,712)

Healthcare Equipment & Supplies (0.1)%
400	Resmed, Inc.(a)	(18,720)

Healthcare Providers & Services (0.8)%
1,300	Cardinal Health, Inc.	(71,474)
3,100	Henry Schein, Inc.(a)	(181,288)
600	Lincare Holdings, Inc.(a)	(19,800)

		(272,562)

Hotels, Restaurants & Leisure (0.9)%
3,800	Orient Express Hotels Ltd. (Class A)	(136,420)
6,400	Scientific Games Corp. (Class A)(a)	(192,704)

		(329,124)

Household Durables (0.8)%
2,600	Pulte Homes, Inc.	(37,726)
10,400	Toll Brothers, lnc.(a)	(258,752)

		(296,478)

Independent Power Producers & Energy Traders
1,100	Dynegy, Inc. (Class A)(a)	(6,556)

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	23

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance (1.1)%
2,600	AON Corp.	$(123,474)
2,500	Brown & Brown, Inc.	(50,800)
2,400	Fidelity National Title	(33,672)
3,000	First American Corp.	(75,810)
400	Mercury General Corp.	(20,376)
200	White Mountains Insurance Group Ltd.	(94,580)

		(398,712)

Internet Software & Services (0.8)%
2,400	Equinix, Inc.(a)	(193,200)
2,400	VeriSign, Inc.(a)	(76,728)

		(269,928)

IT Services (1.1)%
2,300	Cognizant Technology Solutions Corp.(a)	(67,436)
3,300	Iron Mountain, Inc.(a)	(95,403)
2,500	NeuStar, Inc. (Class A)(a)	(60,025)
6,700	SRA International, Inc.(a)	(157,316)

		(380,180)

Life Sciences, Tools & Services (0.3)%
900	Millipore Corp.(a)	(67,509)
500	Pharmaceutical Product Development, Inc.	(20,400)

		(87,909)

Machinery (0.6)%
6,300	Kennametal, Inc.	(221,949)

Marine (0.1)%
900	Alexander & Baldwin, Inc.	(40,257)

Media (0.6)%
12,100	Clear Channel Outdoor Holdings, Inc. (Class A)(a)	(202,917)
1,800	News Corp. (Class A)	(25,488)

		(228,405)

Oil, Gas & Consumable Fuels (2.7)%
1,100	Cabot Oil & Gas Corp.	(48,884)
3,500	Foundation Coal Holdings, Inc.	(207,025)
5,300	Holly Corp.	(169,600)
900	Plains Exploration & Production Co.(a)	(48,510)

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
2,700	Range Resources Corp.	$(125,334)
3,100	SandRidge Energy, Inc.(a)	(108,500)
5,200	Sunoco, Inc.	(230,776)

		(938,629)

Paper & Forest Products (0.1)%
400	Weyerhaeuser Co.	(22,196)

Pharmaceuticals (0.2)%
2,700	Par Pharmaceutical Cos., Inc.(a)	(38,448)
1,000	Schering-Plough Corp.	(19,400)

		(57,848)

Real Estate Investment Trust (2.5)%
800	Alexandria Real Estate Equities, Inc.	(86,168)
1,700	Essex Property Trust, Inc.	(199,495)
1,300	HCP, Inc.	(47,086)
1,200	Nationwide Health Properties, Inc.	(41,304)
2,800	Plum Creek Timber Co., Inc.	(138,936)
2,100	Potlatch Corp New	(98,049)
1,500	Rayonier, Inc.	(67,485)
4,700	Ventas, Inc.	(213,474)

		(891,997)

Road & Rail (0.2)%
1,600	Kansas City Southern Industries, Inc.(a)	(82,288)

Semiconductors & Semiconductor Equipment (4.1)%
3,100	Applied Materials, Inc.	(55,552)
7,800	Cypress Semiconductor Corp.(a)	(252,876)
4,700	KLA-Tencor Corp.	(174,182)
5,000	Lam Research Corp.(a)	(183,800)
28,900	Micron Technology, Inc.(a)	(122,536)
9,700	Novellus Systems, Inc.(a)	(219,899)
14,500	NVIDIA Corp.(a)	(183,280)
9,200	ON Semiconductor Corp.(a)	(87,124)
5,600	Varian Semiconductor Equipment(a)	(180,880)

		(1,460,129)

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	25

Portfolio of Investments

as of August 31, 2008 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software (1.4)%
1,600	Electronic Arts, Inc.(a)	$(78,096)
11,900	Macrovision Solutions Corp.(a)	(184,688)
9,400	Red Hat, Inc.(a)	(197,400)
2,800	Wind River Systems, Inc.(a)	(30,940)

		(491,124)

Specialty Retail (1.2)%
6,600	O’Reilly Automotive, Inc.(a)	(192,192)
9,100	Petsmart, Inc.	(245,427)

		(437,619)

Wireless Telecommunication Services (1.2)%
11,300	MetroPCS Communications, Inc.(a)	(190,631)
4,300	Nii Holdings, Inc.(a)	(225,836)

		(416,467)

	Total securities sold short (cost $10,706,748)	(10,509,003)

	Total Investments, Net of Securities Sold Short 99.8% (cost $36,972,670)	35,253,319
	Other assets in excess of liabilities(e) 0.2%	71,973

	Net Assets 100.0%	$35,325,292

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the Manager of the Fund, also serves as Manager of the Dryden Core Investment Fund—Taxable Money Market Series.
(c)	Percentage quoted represents yield-to-maturity as of purchase date.
(d)	Security segregated as collateral for futures contracts.
(e)	Other assets in excess of liabilities include net unrealized appreciation on financial future contracts as follows:

Open futures contracts outstanding at August 31, 2008:

Number of Contracts	Type	Expiration Date	Value at August 31, 2008	Value at Trade Date	Unrealized Appreciation
	Long Position:
8	Russell 1000 Mini	Sept. 08	$561,680	$558,240	$3,440

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of August 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments*
Level 1—Quoted Prices—Long	$45,712,358	$3,440
Level 1—Quoted Prices—Short	(10,509,003)
Level 2—Other Significant Observable Inputs	49,964	—
Level 3—Significant Unobservable Inputs	—	—

Total	$35,253,319	$3,440

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of August 31, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2008 were as follows:

Oil, Gas & Consumable Fuels	12.8%
Pharmaceuticals	6.9
Semiconductors & Semiconductor Equipment	6.4
Insurance	5.7
Energy Equipment & Services	5.3
Software	5.0
Computers & Peripherals	4.8
Chemicals	3.7
Communications Equipment	3.7
Healthcare Equipment & Supplies	3.6

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	27

Portfolio of Investments

as of August 31, 2008 continued

Aerospace/Defense	3.5%
Diversified Telecommunication Services	3.4
Machinery	3.1
Real Estate Investment Trust	3.1
Industrial Conglomerates	3.0
Household Products	2.9
Diversified Financial Services	2.8
Media	2.7
IT Services	2.5
Specialty Retail	2.5
Commercial Banks	2.3
Electric Utilities	2.3
Capital Markets	2.2
Electrical Equipment	2.2
Food & Staples Retailing	2.1
Healthcare Providers & Services	2.1
Electronic Equipment & Instruments	1.9
Hotel, Restaurants & Leisure	1.8
Beverages	1.7
Biotechnology	1.7
Internet Software & Services	1.6
Textiles, Apparel & Luxury Goods	1.6
Affiliated Money Market Mutual Fund	1.4
Tobacco	1.4
Food Products	1.2
Life Sciences, Tools & Services	1.2
Consumer Finance	1.1
Road & Rail	1.1
Air Freight & Logistics	1.0
Thrifts & Mortgage Finance	0.9
Construction & Engineering	0.8
Diversified Consumer Services	0.8
Metals & Mining	0.8
Commercial Services & Supplies	0.7
Containers & Packaging	0.7
Office Electronics	0.7
Household Durables	0.6
Internet & Catalog Retail	0.5
Multi-line Retail	0.5
Multi-Utilities	0.5
Trading Companies & Distributors	0.5
Wireless Telecommunication Services	0.5
Auto Components	0.4
Leisure Equipment & Products	0.4
Independent Power Producers & Energy Traders	0.3
Building Products	0.2
Water Utilities	0.2
Paper & Forest Products	0.1
U.S. Government Treasury Security	0.1

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Gas Utilities	(0.1)%
Healthcare Equipment & Supplies	(0.1)
Marine	(0.1)
Paper & Forest Products	(0.1)
Capital Markets	(0.2)
Commercial Services & Supplies	(0.2)
Pharmaceuticals	(0.2)
Road & Rail	(0.2)
Chemicals	(0.3)
Commercial Banks	(0.3)
Life Sciences, Tools & Services	(0.3)
Air Freight & Logistics	(0.4)
Airlines	(0.4)
Distributors	(0.4)
Electric Utilities	(0.4)
Construction & Engineering	(0.5)
Machinery	(0.6)
Media	(0.6)
Biotechnology	(0.7)
Electrical Equipment	(0.7)
Electronic Equipment & Instruments	(0.8)
Healthcare Providers & Services	(0.8)
Household Durables	(0.8)
Internet Software & Services	(0.8)
Hotel, Restaurants & Leisure	(0.9)
Diversified Consumer Services	(1.0)
Energy Equipment & Services	(1.1)
Insurance	(1.1)
IT Services	(1.1)
Specialty Retail	(1.2)
Wireless Telecommunication Services	(1.2)
Communications Equipment	(1.4)
Software	(1.4)
Real Estate Investment Trust	(2.5)
Oil, Gas & Consumable Fuels	(2.7)
Semiconductors & Semiconductor Equipment	(4.1)

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	29

Statement of Assets and Liabilities

as of August 31, 2008

Assets
Investments at value:
Unaffiliated Investments (cost $47,194,522)	$45,277,426
Affiliated Investments (cost $484,896)	484,896
Cash	33,267
Receivable for investments sold	2,623,397
Dividends and interest receivable	75,250
Receivable for Fund shares sold	5,933

Total assets	48,500,169

Liabilities
Securities sold short, at value (proceeds $10,706,748)	10,509,003
Payable for investments purchased	2,553,602
Accrued expenses	84,601
Management fee payable	14,594
Dividends payable on securities sold short	6,795
Due to broker—variation margin	6,240
Affiliated transfer agent fee payable	29
Distribution fee payable	13

Total liabilities	13,174,877

Net Assets	$35,325,292

Net assets were comprised of:
Shares of beneficial interest, at par	$4,032
Paid-in capital in excess of par	38,333,202

38,337,234
Undistributed net investment income	195,582
Accumulated net realized loss on investment, short sales and futures transactions	(1,491,613)
Net unrealized depreciation on investments, short sales and futures	(1,715,911)

Net assets, August 31, 2008	$35,325,292

Class A
Net asset value and redemption price per share ($61,741 ÷ 7,057 shares of beneficial interest issued and outstanding)	$8.75
Maximum sales charge (5.50% of offering price)	.51

Maximum offering price to public	$9.26

Class Z
Net asset value, offering price and redemption price per share ($35,263,551 ÷ 4,024,770 shares of beneficial interest issued and outstanding)	$8.76

See Notes to Financial Statements.

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Statement of Operations

For the period December 27, 2007(a) through August 31, 2008

Net Investment Income
Income
Unaffiliated dividends	$488,427
Affiliated dividend income	29,784
Interest	1,525

Total income	519,736

Expenses
Management fee	198,875
Distribution fee—Class A	68
Registration fees	75,000
Legal fees and expenses	60,000
Custodian’s fees and expenses	45,000
Dividend expense on short positions	43,820
Broker fees and expenses on short sales	33,053
Reports to shareholders	25,000
Audit fee	23,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expenses of $81)(Note 3)	2,000
Interest expense	19
Miscellaneous	8,706

Total expenses	521,541
Less: Management fee waiver	(196,361)

Net expenses	325,180

Net investment income	194,556

Realized And Unrealized Loss On Investments, Short Sales And Futures
Net realized loss on:
Investment transactions	(1,275,000)
Short sale transactions	(154,634)
Financial futures transactions	(61,979)

(1,491,613)

Net unrealized appreciation (depreciation) on:
Investments	(1,917,096)
Short sales	197,745
Financial futures contracts	3,440

(1,715,911)

Net loss on investments, short sales and futures	(3,207,524)

Net Decrease In Net Assets Resulting From Operations	$(3,012,968)

(a)	Commencement of investment operations.

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	31

Statement of Cash Flows

For the period December 27, 2007(a) through August 31, 2008

Increase (Decrease) in Cash
Cash flows provided from (used in) operating activities:
Interest and dividends received (excluding discount accretion of $488)	$406,973
Operating expenses paid	(182,123)
Decrease in variation margin payable	(52,299)
Purchases of short-term portfolio investments, net	(534,363)
Purchases of long-term portfolio investments	(64,662,868)
Increase in proceeds from securities sold short	19,632,613
Decrease in purchases to cover	(9,080,500)
Proceeds from disposition of long-term portfolio investments	16,173,507

Net cash used in operating activities	(38,299,060)

Cash flows provided from (used in) financing activities:
Increase in shares of beneficial interest sold	38,332,327

Net cash provided from financing activities	38,332,327

Net increase in cash	33,267
Cash at beginning of period	—

Cash at end of period	$33,267

Reconciliation of Net Decrease in Net Assets to Net Cash Provided from (used in) Operating Activities
Net decrease in net assets resulting from operations	$(3,012,968)

Increase in investments	(48,969,846)
Increase in net unrealized depreciation on investments, short sales and futures	1,715,911
Net realized loss on investment, short sales and futures transactions	1,491,613
Increase in receivable for investments sold	(2,623,397)
Increase in dividends and interest receivable	(75,250)
Increase in payable for investments purchased	2,553,602
Increase in management fee payable	14,594
Increase in dividends payable on securities sold short	6,795
Increase in due to broker—variation margin	6,240
Increase in affiliated transfer agent fee payable	29
Increase in distribution fee payable	13
Increase in securities sold short, at value	10,509,003
Increase in accrued expenses	84,601

Total adjustments	(35,286,092)

Net cash used in operating activities	$(38,299,060)

(a)	Commencement of investment operations.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

December 27, 2007* through August 31, 2008
Increase In Net Assets
Operations
Net investment income	$194,556
Net realized loss on investment, short sales and futures transactions	(1,491,613)
Net unrealized depreciation on investments, short sales and futures	(1,715,911)

Net decrease in net assets resulting from operations	(3,012,968)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	38,943,748
Cost of shares reacquired	(605,488)

Net increase in net assets from Fund share transactions	38,338,260

Total increase	35,325,292

Net Assets
Beginning of period	—

End of period(a)	$35,325,292

(a) Includes undistributed net investment income of:	$195,582

*	Commencement of investment operations.

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	33

Notes to Financial Statements

JennisonDryden Portfolios, Inc. (the “Portfolios”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company and currently consists of two funds: Dryden US Equity Active Extension Fund (the “Fund”) and Jennison Value Fund. These financial statements relate to the Dryden US Equity Active Extension Fund. The financial statements of the other fund are not represented herein. The Fund commenced investment operations on December 27, 2007. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective through the use of a long/short investment strategy.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolios and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the

34	Visit our website at www.jennisondryden.com

investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than 60 days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dryden US Equity Active Extension Fund	35

Notes to Financial Statements

continued

Short Sales: The Fund engages in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized at all times by cash deposits with the prime broker and securities held in a segregated account at the custodian. The short stock rebate included in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the prime broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. Dividends declared on short positions are recorded on the ex-dividend date as an expense on the Statement of Operations and included in the expense ratio in the Financial Highlights. Liability for securities sold short is reported at market value on the Statement of Assets and Liabilities. The Fund records a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund records a gain if the price of the security declines between those dates. Short selling involves the off-balance sheet risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. A gain, limited to the price at which the company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal

36	Visit our website at www.jennisondryden.com

income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Portfolios have a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the sub-advisor’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of 1.00% of the average daily net assets of the Fund.

PI has contractually agreed until December 31, 2009 to waive a portion of their management fee and/or reimburse the Fund in order to limit operating expenses (excluding distribution and service (12b-1) fees, dividend expenses related to short sales, taxes, interest, brokerage commissions and certain extraordinary expenses) to each class of shares to not exceed 1.25% of the Fund’s daily average net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A and Class Z shares

Dryden US Equity Active Extension Fund	37

Notes to Financial Statements

continued

of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A shares pursuant to plans of distribution (the “Class A Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A Plan, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“The Prudential”).

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are parties to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. The Funds pay a commitment fee of .06 of 1% of the unused portion of the SCA. The expiration date of the SCA will be October 24, 2008. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the period ended August 31, 2008.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the period ended August 31, 2008 were $67,216,470 and $18,787,770, respectively. Short sales and purchases to cover were $19,632,613 and $9,080,500, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment, short sale and futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and paid-in capital in excess of par. For the period ended August 31, 2008, the adjustments were to increase undistributed net investment income and decrease paid-in-capital in excess of par by $1,026 due to the reclassification of non-deductible expenses. Net investment income, net realized loss and net assets were not affected by this change.

As of August 31, 2008, the accumulated undistributed earnings on a tax basis was $195,582 from ordinary income.

As of August 31, 2008, the Fund elected to treat post-October capital gain losses of approximately $1,413,000 as having been incurred in the following fiscal year.

The United States federal income tax basis of the Funds’ investments and the net unrealized depreciation as of August 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$47,726,789	$2,111,759	$(4,076,226)	$(1,964,467)	$197,745	$(1,766,722)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation on short sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Funds’ financial statements. The

Dryden US Equity Active Extension Fund	39

Notes to Financial Statements

continued

Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund consists of Class A, Class B, Class C and Class Z shares. For the period ended August 31, 2008, only Class A and Class Z were available for investment. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

At August 31, 2008, 49.6% of the shares outstanding were owned by the Manager and its affiliates.

The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Period ended August 31, 2008:*
Shares sold	7,680	$68,928
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(623)	(5,480)

Net increase (decrease) in shares outstanding	7,057	$63,448

Class Z
Period ended August 31, 2008:*
Shares sold	4,093,715	$38,874,820
Shares issued in reinvestment of dividends	—	—
Shares reacquired	(68,945)	(600,008)

Net increase (decrease) in shares outstanding	4,024,770	$38,274,812

*	Commenced operations on December 27, 2007.

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Note 7. New Accounting Pronouncements

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

Note 8. Subsequent Events

As noted in the Portfolio of Investments, the Series held securities issued by American International Group (AIG). With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend up to $122.8 billion to AIG. The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The values of the positions held by the Series have been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Series is not material.

Dryden US Equity Active Extension Fund	41

Financial Highlights

	Class A
	December 27, 2007(a) through August 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00

Income (loss) from investment operations:
Net investment income	.02
Net realized and unrealized loss on investment transactions	(1.27)

Total from investment operations	(1.25)

Net asset value, end of period	$8.75

Total Return(b):	(12.50)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$62
Average net assets (000)	$40
Ratios to average net assets(c)(d)(e):
Expenses, including distribution and service (12b-1) fees	1.89	%(f)
Expenses, excluding distribution and service (12b-1) fees	1.64	%(f)
Expenses, excluding distribution and service (12b-1) fees, interest and dividend expense on short positions and broker fees and expenses on short sales	1.25	%(f)
Net investment income	.55	%(f)
For Class A and Z shares:
Portfolio turnover rate	33	%(g)

(a)	Inception date of Class A shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(e)	Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratio including distribution and service (12b-1) fees and net investment income ratio would have been 2.88% and -0.44%, respectively, for the period ended August 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized
(g)	Not annualized.

See Notes to Financial Statements.

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	Class Z
	December 27, 2007(a) through August 31, 2008
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$10.00

Income (loss) from investment operations:
Net investment income	.05
Net realized and unrealized loss on investment transactions	(1.29)

Total from investment operations	(1.24)

Net asset value, end of period	$8.76

Total Return(b):	(12.40)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$35,264
Average net assets (000)	$29,266
Ratios to average net assets(c)(d):
Expenses, including distribution and service (12b-1) fees	1.64	%(e)
Expenses, excluding distribution and service (12b-1) fees	1.64	%(e)
Expenses, excluding distribution and service (12b-1) fees, interest and dividend expense on short positions and broker fees and expenses on short sales	1.25	%(e)
Net investment income	.98	%(e)

(a)	Inception date of Class Z shares.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized. Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Net of expense waiver/reimbursement. If the investment manager had not waived/reimbursed expenses, the expense ratio including distribution and service (12b-1) fees and net investment income ratio would have been 2.63% and -0.01%, respectively, for the period ended August 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized

See Notes to Financial Statements.

Dryden US Equity Active Extension Fund	43

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden US Equity Active Extension Fund

We have audited the accompanying statement of assets and liabilities of Dryden US Equity Active Extension Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2008, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the period from December 27, 2007 (commencement of operations) to August 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2008, and the results of its operations, cash flows, changes in its net assets and the financial highlights for the period December 27, 2007 through August 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 27, 2008

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MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (January 2003-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	None.

Linda W. Bynoe (56) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 63	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co., Inc.	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 63	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Dryden US Equity Active Extension Fund

Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 63	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.

Interested Board Members

Judy A. Rice (60) Board Member & President Portfolios Overseen: 63	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

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Robert F. Gunia (61) Board Member & Vice President Portfolios Overseen: 147	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]

The year that each Board Member joined the Fund’s Board is as follows: Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; David E.A. Carson, 2003; Michael S. Hyland, 2008; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 1987; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Director since 2000 and President since 2003; Robert F. Gunia, Vice President since 1999 and Board Member since 1996.

Dryden US Equity Active Extension Fund

Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (55) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (45) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

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Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.
[1]	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Grace C. Torres, 1997; Noreen M. Fierro, 2006; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; John P. Schwartz, 2006; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Dryden US Equity Active Extension Fund

Approval of Advisory Agreements

At meetings of the Board held on November 8-9, 2007, the Board approved the creation of a new fund, to be known as the Dryden US Equity Active Extension Fund (the “New Fund”), and at the same meetings approved an amended management agreement with Prudential Investments LLC (the “Manager”) and a new subadvisory agreement with Quantitative Management Associates LLC (“QMA” or the “new subadviser”). The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the new agreements are discussed separately below.

Nature, Quality and Extent of Services

With respect to the Manager, the Board noted that in connection with the approval of the management agreement, it had received and considered information about the Manager at the November 8-9, 2007 meetings, and concluded that it was satisfied with the nature, quality and extent of services to be provided by the Manager under the management agreement. The Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by the Manager under the amended management agreement covering the New Fund would be similar in nature to those provided to other Prudential mutual funds under the existing management agreement.

With respect to QMA, the Board received and considered information regarding the nature and extent of services that would be provided to the New Fund under the new subadvisory agreement.

With respect to the quality of services, the Board considered, among other things, the background and experience of the portfolio manager for the new subadviser. The Board was also provided with information pertaining to the organizational structure, senior management, investment operations, and other relevant information pertaining to the new subadviser. The Board noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to the new subadviser. The Board considered the new subadviser’s experience and reputation in managing other funds with similar investment objectives and strategies.

The Board concluded that with it was reasonable to expect that it would be satisfied with the nature, extent and quality of investment management and investment subadvisory services to be provided by the Manager and the new subadviser, respectively.

Performance

Because the New Fund had not commenced operations, no performance of the New Fund itself existed for Board review. The Board, however, received and considered

Dryden US Equity Active Extension Fund

Approval of Advisory Agreements (continued)

information regarding the performance of the new subadviser in managing strategies and funds with similar investment objectives and strategies. The Board concluded that it was satisfied with the performance records of the Manager and the new subadviser.

Fee Rates

The Board considered the proposed management fees to be paid by the New Fund to the Manager and the proposed subadvisory fees to be paid by the Manager to the new subadviser, as set forth below. The Board also received and considered comparative fee information of a group of comparable funds that was provided by management, and considered the Manager’s assertion that, because of the peculiar investment strategy of the New Fund, the Manager’s independent data service had not been able to provide a comparable group of funds. The Board considered that the New Fund’s estimated annual operating expenses and contractual management fees were lower than those of the peer group.

Fund	Management Fees	Subadvisory Fees
Dryden US Equity Active Extension Fund	1.00%	0.50% of average daily net assets

The Board concluded that the fees were reasonable in light of the services to be provided.

Profitability

Because the New Fund had not commenced operations, the Board noted that there was no historical profitability to be reviewed. The Board noted that it would review profitability at its next annual approval of the agreements.

Economies of Scale

The Board noted that the advisory fee schedule for the New Fund did not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board concluded that it would be reasonable to approve the agreement and to re-consider economies of scale at its next annual review of the agreements. The Board also noted that the profitability of the Manager would be reviewed annually in connection with the review of the advisory agreement.

Other Benefits to the Manager and the Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the Manager and the new subadviser. The Board considered that any potential benefits to be derived by the Manager were similar to benefits derived by

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the Manager in connection with its services to the other Prudential mutual funds, which are reviewed on an annual basis. The Board considered that any potential benefits to be derived by the new subadviser were consistent with those generally derived by other subadvisers to the other Prudential mutual funds, and that those benefits are reviewed on an annual basis.

Dryden US Equity Active Extension Fund

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 8/31/08
Since Inception[1]
Class A	N/A
Class Z	N/A

Average Annual Total Returns (Without Sales Charges) as of 8/31/08
Since Inception[1]
Class A	N/A
Class Z	N/A

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A shares have a maximum initial sales charge of 5.50%. Gross operating expenses: Class A, 2.93%; Class Z, 2.63%. Net operating expenses apply to: Class A, 1.89%; Class Z, 1.64%, after contractual reduction through 12/31/2009.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Source: Prudential Investments LLC and Lipper Inc.

1Inception date: 12/27/07.

The graph compares a $10,000 investment in the Dryden US Equity Active Extension Fund (Class A shares) with a similar investment in the Russell 1000 Index by portraying the initial account values at the commencement of operations for Class A shares (December 27, 2007) and the account values at the end of the current fiscal year (August 31, 2008) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.25% for Class A shares through August 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Index includes the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. The Russell 1000 Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the exdividend dates. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of junk bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.25% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to a contingent deferred sales charge (CDSC) of 1%. Class Z shares are not subject to a 12b-1 fee or sales charge. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden US Equity Active Extension Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden US Equity Active Extension Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden US Equity Active Extension Fund
Share Class	A	Z
NASDAQ	DUEAX	DUEZX
CUSIP	476297858	476297866

MF200E    IFS-A156590    Ed. 10/2008

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended August 31, 2008 and fiscal period November 1, 2006 through August 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $46,738 and $19,859, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal year 2008 and fiscal period November 1, 2006 through August 31, 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year 2008 and fiscal period November 1, 2006 through August 31, 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	JennisonDryden Portfolios

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date October 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date October 24, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date October 24, 2008

*	Print the name and title of each signing officer under his or her signature.